                                  SCHEDULE 14A
    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

        Variable Annuity Portfolios (with respect to CitiSelect VIP Folio 200 Subaccount,
        CitiSelect VIP Folio 300 Subaccount, CitiSelect VIP Folio 400 Subaccount,
        CitiSelect VIP Folio 500 Subaccount and CitiFunds Small Cap Growth VIP
        Portfolio Subaccount)

                (Name of Registrant as Specified In Its Charter)

                              Lea Anne Copenhefer
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:
     __________________________________________________________________________
     2.   Aggregate number of securities to which transaction applies:
     __________________________________________________________________________
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     __________________________________________________________________________
     4.   Proposed maximum aggregate value of transaction:
     __________________________________________________________________________
     5.   Total fee paid:
     __________________________________________________________________________

[ ]   Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:
     __________________________________________________________________________

     2.   Form, Schedule or Registration Statement No.:
     __________________________________________________________________________

     3.   Filing Party:
     __________________________________________________________________________

     4.   Date Filed:
     __________________________________________________________________________

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                        CITICORP LIFE INSURANCE COMPANY
                           800 Silver Lake Boulevard
                                 P.O. Box 7031
                             Dover, Delaware 19903

                               February 17, 1999

Dear Contract Holder:

     The accompanying materials relate to a Special Meeting of Contract Holders of Variable Annuity Contracts issued by Citicorp Life Insurance Company (Citicorp Life) with unit interests in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount and CitiFundsSM Small Cap Growth VIP Portfolio Subaccount of Citicorp Life Variable Annuity Separate Account, which invest all of their investable assets in corresponding series of Variable Annuity Portfolios (these series are known as the Funds). The Meeting will be held on Friday, April 9, 1999 at 9:00 a.m., Eastern time.

     YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT IN ORDER TO ACCOMPLISH PROPOSED ACTIONS THAT THE BOARD OF DIRECTORS OF CITICORP LIFE INSURANCE COMPANY HAS DETERMINED ARE FAIR AND REASONABLE AND IN YOUR BEST INTERESTS.

     If you cannot attend the Meeting, you may participate by proxy. As a Contract Holder, you cast one vote for each $100 of dollar value of units that you own. By separate mailing you will obtain instructions from affected contract participants on how to vote your units. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card in accordance with the instructions you receive from your contract participant.

     VOTING TAKES ONLY A FEW MINUTES. EACH CONTRACT HOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

     The proposals you will vote on for the Subaccounts are summarized below. Complete information is contained in the enclosed Proxy Statement.

     ITEM 1. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

     ITEM 2. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

     ITEM 3. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

     ITEM 4. To instruct Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

     ITEM 5. To instruct Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

     ITEM 6. To instruct Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

     ITEM 7. To instruct Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

     ITEM 8. To instruct Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds.

     ITEM 9. To instruct Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

     ITEM 10. To transact such other business as may properly come before the Special Meeting of Contract Holders and any adjournments thereof.

     After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please contact ____________.

     We appreciate your participation in this important meeting. Thank you.

                                              Sincerely,




                                              [Name]
                                              [Title]



      \


                        CITICORP LIFE INSURANCE COMPANY
                           800 Silver Lake Boulevard
                                 P.O. Box 7031
                             Dover, Delaware 19903


                          NOTICE OF A SPECIAL MEETING
                              OF CONTRACT HOLDERS

                          To be held on April 9, 1999

Dear Participant:

     Certain contributions made on your behalf to Citicorp Life Insurance Company (Citicorp Life) with respect to the Variable Annuity Contract issued by Citicorp Life to the holder of the Contract (known as the Contract Holder) have been allocated at your direction to the CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount or the CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, each a subaccount of Citicorp Life Variable Annuity Separate Account, a separate account of Citicorp Life. All of the investable assets of each of the Subaccounts listed in the left hand column below are invested in the corresponding series of Variable Annuity Portfolios, a registered investment company, which are listed in the right hand column below.

                  Subaccounts                                     Funds

 CitiSelect(R)VIP Folio 200 Subaccount            CitiSelect(R)VIP Folio 200
 CitiSelect(R)VIP Folio 300 Subaccount            CitiSelect(R)VIP Folio 300
 CitiSelect(R)VIP Folio 400 Subaccount            CitiSelect(R)VIP Folio 400
 CitiSelect(R)VIP Folio 500 Subaccount            CitiSelect(R)VIP Folio 500
 CitiFundsSM Small Cap Growth VIP                 CitiFundsSM  Small Cap Growth
  Portfolio Subaccount                             VIP Portfolio

     Variable Annuity Portfolios has called a meeting of its investors, including the Subaccounts, to vote on certain matters. Citicorp Life, as the legal owner of all of the assets of the Subaccounts, will vote on such matters in accordance with the instructions received from contract owners of the Variable Annuity Contracts with unit interests in the Subaccounts, including the Contract Holder.

     As a participant of record at the close of business on the record date, February 10, 1999, you are entitled to instruct the Contract Holder as to how the Contract Holder should vote on certain proposals to be considered at a Special Meeting of Contract Holders described in the enclosed Notice of Special Meeting and at any adjournments thereof. The enclosed Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed to you and other participants by the Contract Holder on or about February 17, 1999.

     The Meeting will be held at the offices of Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York on Friday, April 9, 1999 at 9:00 a.m. Eastern Time. You are entitled to provide the Contract Holder with voting instructions for the following proposals to be voted upon:

     ITEM 1. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

     ITEM 2. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

     ITEM 3. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

     ITEM 4. To instruct Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

     ITEM 5. To instruct Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

     ITEM 6. To instruct Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

     ITEM 7. To instruct Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

     ITEM 8. To instruct Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds.

     ITEM 9. To instruct Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

     ITEM 10. To transact such other business as may properly come before the Special Meeting of Contract Holders and any adjournments thereof.

     The proposals to be considered at the Meeting are discussed in the enclosed Proxy Statement. You are urged to read the enclosed Proxy Statement prior to completing your ballot instructing the Contract Holder how to vote.

     To instruct the Contract Holder as to how to vote your interests in the Variable Annuity Contract allocated to the Subaccounts, you are asked to promptly mark your voting instructions on the enclosed ballot, then sign, date and mail it in the accompanying envelope.

     IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED IT WILL BE TREATED AS AN INSTRUCTION TO VOTE THE INTERESTS REPRESENTED THEREBY FOR THE PROPOSALS.

     THE UNIT INTERESTS FOR WHICH THE CONTRACT HOLDER RECEIVES NO VOTING INSTRUCTIONS FROM PARTICIPANTS WILL BE VOTED BY THE CONTRACT HOlDER IN THE SAME PROPORTION AS UNIT INTERESTS FOR WHICH THE CONTRACT HOLDER DOES, IN FACT, RECEIVE VOTING INSTRUCTIONS.

     Citicorp Life is not aware of any matters, other than the specified proposals, to be acted upon at the Meeting. If any other matters come before the Meeting, the Contract Holder will vote upon such matters in its discretion. The Contract Holder reserves the right to vote for the adjournment of the Meeting for the purpose of further solicitation of voting instructions.

     At any time prior to the vote by the Contract Holder of the interests in the Subaccount, you may revoke your voting instructions by written notice to the Secretary of Citicorp Life at 800 Silver Lake Boulevard, P.O. Box 7031, Dover, Delaware 19903.

     In addition to solicitation by mail, ballots may be solicited by the Board of Directors, officers and employees of the Contract Holder without compensation therefor.

Very truly yours,

CITICORP LIFE INSURANCE COMPANY


[Name]
[Title]

February 17, 1999


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED BALLOT, WHICH WILL HELP AVOID THE AdDITIONAL EXPENSES OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                               A SEPARATE ACCOUNT
                       OF CITICORP LIFE INSURANCE COMPANY
                           800 Silver Lake Boulevard
                                 P.O. Box 7031
                             Dover, Delaware 19903

                           NOTICE OF SPECIAL MEETING
                              OF CONTRACT HOLDERS

                        To be held Friday, April 9, 1999

     A Special Meeting of Contract Holders of Variable Annuity Contracts issued by Citicorp Life Insurance Company (Citicorp Life), with unit interests in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount or CitiFundsSM Small Cap Growth VIP Portfolio Subaccount of Citicorp Life Variable Annuity Separate Account, a unit investment trust registered with the Securities and Exchange Commission, which invest all of their investable assets in corresponding series of Variable Annuity Portfolios, will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 9:00 a.m., Eastern Time, for the following purposes:

     ITEM 1. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

     ITEM 2. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

     ITEM 3. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

     ITEM 4. To instruct Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

     ITEM 5. To instruct Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

     ITEM 6. To instruct Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

     ITEM 7. To instruct Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

     ITEM 8. To instruct Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds.

     ITEM 9. To instruct Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

     ITEM 10. To transact such other business as may properly come before the Special Meeting of Contract Holders and any adjournments thereof.


     THE BOARD OF DIRECTORS OF CITICORP LIFE RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1 THROUGH 9.

     Only Contract Holders of record on February 10, 1999 will be entitled to vote at the Special Meeting of Contract Holders and at any adjournments thereof.


February 17, 1999

     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HElP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                    CITISELECT(R) VIP FOLIO 200 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 300 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 400 SUBACCOUNT,
                   CITISELECT(R) VIP FOLIO 500 SUBACCOUNT AND
                   CITIFUNDSSM SMALL CAP GROWTH VIP PORTFOLIO
                                   SUBACCOUNT
                                       OF
                CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT,
                             A SEPARATE ACCOUNT OF
                        CITICORP LIFE INSURANCE COMPANY

                           800 Silver Lake Boulevard
                                 P.O. Box 7031
                             Dover, Delaware 19903


                                PROXY STATEMENT

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Citicorp Life Insurance Company (Citicorp Life), on behalf of Citicorp Life Variable Annuity Separate Account, a separate account of Citicorp Life, for use at a Special Meeting of contract holders (known as the Contract Holders) of Variable Annuity Contracts issued by Citicorp Life with unit interests in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount or CitiFundsSM Small Cap Growth VIP Portfolio Subaccount of Citicorp Life Variable Annuity Separate Account, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 9:00 a.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

     The close of business on February 10, 1999 has been fixed as the Record Date for the determination of (a) Contract Holders entitled to notice of and to vote at the Meeting, and (b) Participants entitled to give instructions to Contract Holders as to how to vote at the Meeting. __________ Units of CitiSelect(R) VIP Folio 200 Subaccount, __________ Units of CitiSelect(R) VIP Folio 300 Subaccount, __________ Units of CitiSelect(R) VIP Folio 400 Subaccount, __________ Units of CitiSelect(R) VIP Folio 500 Subaccount and

__________ Units of CitiFundsSM Small Cap Growth VIP Portfolio Subaccount were outstanding as of the close of business on the Record Date. Contract Holders of record at the close of business on the Record Date will be entitled to one vote for $100 of dollar value of Units in the applicable Subaccount, with fractional votes for amounts less than $100.

     All of the investable assets of each of the Subaccounts listed in the left hand column below are invested in the corresponding series of Variable Annuity Portfolios, a registered investment company, which are listed in the right hand column below.

                  Subaccounts                                 Funds

 CitiSelect(R)VIP Folio 200 Subaccount            CitiSelect(R)VIP Folio 200
 CitiSelect(R)VIP Folio 300 Subaccount            CitiSelect(R)VIP Folio 300
 CitiSelect(R)VIP Folio 400 Subaccount            CitiSelect(R)VIP Folio 400
 CitiSelect(R)VIP Folio 500 Subaccount            CitiSelect(R)VIP Folio 500
 CitiFundsSM Small Cap Growth VIP                 CitiFundsSM  Small Cap Growth
  Portfolio Subaccount                             VIP Portfolio

     The Annual Report for the Subaccounts for the fiscal years ended December 31, 1998, including audited financial statements, has previously been sent to Contract Holders and is available without charge by written request or by calling ______________.

     This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Directors of Citicorp Life on or about February 17, 1999.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

     Each Subaccount is a shareholder of the corresponding Fund. Citicorp Life, as legal owner of all the assets of each Subaccount, has been asked to vote on certain matters with respect to the Funds because Variable Annuity Portfolios has called a meeting of its investors to vote on such matters. Citicorp Life will vote on such matters in accordance with the instructions received from Contract Holders. Each employee participating on the Record Date under a Variable Annuity Contract issued to or adopted by a Contract Holder (known as a Participant) shall have the right to give written instructions to the applicable Contract Holder with respect to the interest in the Funds attributable to his or her portion of the unit interests held in the Subaccounts. Each Contract Holder shall provide voting instructions to Citicorp Life with respect to its unit interests in accordance with the instructions received from its Participants.

     If the accompanying form of proxy is executed properly and returned, unit interests represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Contract Holders of the CitiFundsSM Small Cap Growth VIP Portfolio Subaccount will not vote on Items 1, 2 and 3, and Contract Holders of all of the Subaccounts will vote together on the election of Mr.

McLendon as a Trustee of the Funds. Otherwise, Contract Holders of each Subaccount will vote separately with respect to each Item. IF NO INSTRUCTIONS ARE SPECIFIED, ALL UNIT INTERESTS OF THE CITISELECT SMALL CAP GROWTH VIP PORTFOLIO SUBACCOUNT WILL BE VOTED FOR EACH OF PROPOSED ITEMS 4 THROUGH 9, AND ALL UNIT INTERESTS OF EACH OTHER SUBACCOUNT WILL BE VOTED FOR EACH OF PROPOSED ITEMS 1 THROUGH 9. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of Citicorp Life.

        If sufficient votes to approve the proposed Items 1 through 9 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those unit interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all unit interests that they are entitled to vote with respect to Items 1 through 9 for the proposed adjournment, unless directed to disapprove the Item, in which case such unit interests will be voted against the proposed adjournment.

        With respect to each Subaccount, the presence in person or by proxy of the holders of a majority of the outstanding unit interests in that Subaccount entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 9, as applicable. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as unit interests that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 9.

                               GENERAL BACKGROUND

        As disclosed in the Citicorp Life Variable Annuity Separate Account Prospectus, all of the investable assets of the Subaccounts are invested in the Funds.

        The Funds are managed by Citibank, N.A. The CitiSelect VIP Folios are asset allocation funds. Each of these Funds invests in a mix of equity, fixed income and money market securities that is designed by Citibank to offer a different level of potential return with a different amount of risk. These Funds employ investment subadvisers to manage certain types of securities or to manage securities in particular investment styles. Citibank monitors and supervises the subadvisers. Citibank itself manages the assets of CitiFunds Small Cap Growth VIP Portfolio.

        Citicorp Life, a the legal owner of all the assets of the Subaccounts is being asked to vote on the approval three new subadvisers for the Funds. Approval of these subadvisers is covered by Items 1, 2 and 3 below. These subadvisers will continue to manage the Funds' assets after the implementation of the proposed restructuring described below.

CURRENT STRUCTURE AND SUBADVISERS

        The Funds currently operate on a stand-alone basis; that is, each Fund invests directly in investment securities in accordance with its investment objective and policies.

        The assets of CitiFunds Small Cap Growth VIP Portfolio are invested primarily in small capitalization growth securities and currently are managed directly by Citibank.

        Citibank determines the asset allocations for CitiSelect VIP Folios 200-500. The assets of these Funds currently are allocated among up to eight types of securities, or asset classes. These asset classes are large capitalization growth securities, large capitalization value securities, small capitalization growth securities, small capitalization value securities, international equity securities, U.S. fixed income securities, foreign government securities and money market securities. Citibank has decided to add high yield securities as an additional asset class for the Funds and to delete the money market securities asset class. The addition or deletion of asset classes does not, by itself, require shareholder approval, but hiring a subadviser for any new asset class would require shareholder approval.

        Citibank manages certain of the Funds' asset classes itself, and supervises subadvisers for the remaining asset classes. Currently, Citibank manages the large capitalization growth, small capitalization growth, U.S. fixed income and money market asset classes. The following subadvisers currently manage the asset classes indicated: large capitalization value securities, Mutual Management Corp.; small capitalization value securities, Franklin Advisory Services, Inc; foreign government securities, Salomon Brothers Asset Management Limited (effective March 1, 1999); and international equity securities, Hotchkis and Wiley. Mutual Management Corp. and Salomon Brothers Asset Management Limited may act as subadvisers only for an interim period unless their sub-management agreements are approved by Fund shareholders. Also, Citibank is recommending that Salomon Brothers Asset Management Inc be hired as a subadviser to manage the Funds' high yield securities. Salomon Brothers Asset Management Inc cannot act as a subadviser until its sub-management agreement is approved by Fund shareholders.

        Under the CitiSelect VIP Folios' existing structure, Citibank and each subadviser manage the assets in each asset class for each of CitiSelect VIP Folios 200-500 and the assets of CitiFunds Small Cap Growth VIP Portfolio separately. This means, for example, that Citibank currently manages five pools of assets consisting of small capitalization growth securities, one for each Fund. Because the assets of CitiSelect VIP Folios 200-500 currently are allocated among up to eight types of securities, Citibank and the subadvisers currently manage a total of 33 separate pools of assets, including the small capitalization growth securities managed for CitiFunds Small Cap Growth VIP Portfolio. This structure is administratively burdensome and expensive for the Funds. In addition, because of the separate pools of assets, the Funds are limited in their ability to take advantage of economies of scale of asset management.

PROPOSED STRUCTURe AND SUBADVISERS

        Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission. Recent amendments to the Investment Company Act of 1940 now permit funds to invest their assets in multiple registered investment companies so long as the investment companies hold themselves out to investors as related companies for purposes of investment and investor services.

        In order to take advantage of this change in law and any future changes in law on this topic, the Funds are proposing the following restructuring: eight or more new investment companies (referred to as "New Portfolios"), each corresponding to a particular asset class of the existing Funds or any new asset class in which the Funds are permitted to invest, will be created. This will permit all of the Funds' assets of a single type to be managed in a single pool. Each of CitiSelect VIP Folios 200-500 will contribute each of its securities to that New Portfolio representing the asset class for that particular security (e.g., foreign bonds will be contributed to the New Portfolio which will invest solely in foreign bonds and related investments). CitiFunds Small Cap Growth VIP Portfolio will contribute its securities to that New Portfolio which will invest solely in small capitalization growth securities. In exchange, each Fund will receive an interest in the New Portfolio to which the contribution was made. As a result, each Fund will invest all of its investable assets in one or more of the New Portfolios. After giving effect to the restructuring, Citibank will continue to perform its asset allocation services at the Fund level for the CitiSelect VIP Folios.

        Under this proposed structure, Citibank and the subadvisers described above will manage the assets in each asset class in a single pool. This means, for example, that Citibank will manage all small cap growth securities for all of the Funds in a single New Portfolio. The restructuring is illustrated by the chart below.

BEFORE RESTRUCTURING: EACH FUND IS A STAND-ALONE FUND CONTAINING ALL APPLICABLE ASSET CLASSES.

[Description of Chart
(Page layout - landscape)
Five boxes across page. Each box contains the name of one Fund. The boxes contain the following names (from left to right): CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500 and CitiFunds Small Cap Growth VIP Portfolio.]

AFTER RESTRUCTURING: EACH FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE NEW PORTFOLIOS.

[Description of Chart
(Page layout - landscape)
Five boxes across page. Each box contains the name of one Fund. The boxes contain the following names (from left to right): CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500 and CitiFunds Small Cap Growth VIP Portfolio. Eight boxes are placed across the page under the five boxes containing the names of the Funds. Each of the eight boxes contains the heading "New Portfolio." In each of the eight boxes under the "New Portfolio" heading is the name of a portfolio. The names of the portfolios in the boxes are (from left to right): Large Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, High Yield Securities and Small Cap Growth Securities. Arrows connect the first four boxes containing the names of the Funds to each of the eight boxes beneath them and connect the fifth box containing the name of CitiFunds Small Cap Growth VIP Portfolio to the box containing the caption, "New Portfolio Small Cap Growth Securities."]

        THE FUNDS' EXPENSE RATIO WILL NOT INCREASE AS A RESULT OF THE RESTRUCTURING. CONTRACT HOLDERS ALSO SHOULD NOTE THAT THE CoNTRACTUAL LEVEL OF MANAGEMENT FEES FOR FUND SHAREHOLDERS WILL NOT INCREASE. IT IS EXPECTeD THAT THE SAME PERSONNEL AT CITIBANK AND AT EACH SUBADVISER WHO CURRENTLY PROVIDE INVESTMENT MANAGEMENT SERVICES WILL CONTINUE TO DO SO AFTER THE RESTRUCTURING, AND THE NATURE, LEVEL AND QUALITY OF SERVICES TO THE FUNDS WILL NOT BE ADVERSELy AFFECTED.

        The restructuring is intended to be tax-free to Fund shareholders, and the Funds intend to apply to the Internal Revenue Service for a private letter ruling to that effect. The implementation of the restructuring will be contingent upon the receipt of that private letter ruling or an opinion of counsel to the same effect.

        The Funds' Trustees believe that this restructuring is in the best interests of Fund shareholders. Subject to receipt of the private letter ruling or opinion of counsel described above, the Trustees will implement the restructuring for each Fund if shareholders of that Fund and each other Fund approve each of the proposals in Items 4 and 5 below. The proposal in Item 6 will permit the Trustees, subject to receiving exemptive relief from the Securities and Exchange Commission, to hire new subadvisers for the New Portfolios without Fund shareholder approval. The Trustees will implement the restructuring whether or not Fund shareholders approve the proposals in this Proxy Statement other than those in Items 4 and 5.

        In the event that the proposals in Items 4 and 5 below do not receive the requisite shareholder approval for any Fund, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by shareholders of that Fund.

     ITEM 1. TO INSTRUCT CITICORP LIFE TO VOTE WITH RESPECT TO THE APPROVAL OF A SUB-MANAGEMENT AGREEMENT BETWEEN MUTUAL MANAGEMENT CORP. AND VARIABLE ANNUITY PORTFOLIOS WITH RESPECT TO CITISELECT VIP FOLIOS 200-500.

     ITEM 2. TO INSTRUCT CITICORP LIFE TO VOTE WITH RESPECT TO THE APPROVAL OF A SUB-MANAGEMENT AGREEMENT BETWEEN SALOMON BROTHERS ASSET MANAGEMENT LIMITED AND VARIABLE ANNUITY PORTFOLIOS WITH RESPECT TO CITISELECT VIP FOLIOS 200-500.

     ITEM 3. TO INSTRUCT CITICORP LIFE TO VOTE WITH RESPECT TO THE APPROVAL OF A SUB-MANAGEMENT AGREEMENT BETWEEN SALOMON BROTHERS ASSET MANAGEMENT INC AND VARIABLE ANNUITY PORTFOLIOS WITH RESPECT TO CITISELECT VIP FOLIOS 200-500.

    ONLY CONTRACT HOLDERS OF CITISELECT FOLIOS 200-500 SUBACCOUNTS ARE BEING ASKED TO VOTE ON ITEMS 1 THROUGH 3.

        Citibank, N.A. currently manages the assets of the CitiSelect VIP Folios and provides administrative services to the Funds pursuant to separate Management Agreements, each dated November 8, 1996. Subject to the terms of each Management Agreement, Citibank is responsible for the investment management of the applicable Fund, selects, subject to the review and approval of the Board of Trustees of the Funds, subadvisers to make the investment selections with respect to certain types of securities of the Fund consistent with the guidelines and directions set by Citibank and the Board of Trustees, and reviews each subadviser's continued performance.

        Miller Anderson & Sherrerd, LLP served as subadviser for the large cap value securities of CitiSelect VIP Folios 200-500 from the Funds' inception through January 21, 1999. Since January 22, 1999, Mutual Management Corp.
(MMC), an affiliate of Citibank as described below, has managed the large cap value securities of CitiSelect VIP Folios 200-500 that were previously managed by Miller Anderson.

        Pacific Investment Management Company (PIMCO) has served as subadviser for the foreign government securities of CitiSelect VIP Folios 200-500 from the Funds' inception. Commencing March 1, 1999, Salomon Brothers Asset Management Limited (SBAM), also an affiliate of Citibank, will manage the foreign government securities that are currently managed by PIMCO.

        As noted, it is proposed that Salomon Brothers Asset Management Inc (SBAMInc) be hired as subadviser for high yield securities, a new asset class for the CitiSelect VIP Folios. SBAMInc is also an affiliate of Citibank. SBAMInc, a Delaware corporation, maintains its principal business office at 7

World Trade Center, New York, New York, 10048. SBAMInc currently is not managing any Fund assets.

        MMC, a Delaware corporation, maintains its principal office at 388 Greenwich Street, New York, New York 10013. MMC currently manages the large cap value securities of CitiSelect VIP Folios 200-500 on an interim basis, with approval of the Funds' Board of Trustees. Approval of the shareholders of the Funds is necessary for MMC to continue to serve as subadviser. If Item 1 is approved, MMC will continue to be responsible for the daily management of the large cap value securities of CitiSelect VIP Folios 200-500.

        SBAM, a limited liability private company formed and domiciled in England and Wales, maintains its principal office at 111 Buckingham Palace Road, London, England. SBAM is a U.S. registered investment adviser. Commencing March 1, 1999, SBAM will manage the foreign government securities of CitiSelect VIP Folios 200-500 on an interim basis, with approval of the Funds' Board of Trustees. Approval of the shareholders of the Funds is necessary for SBAM to continue to serve as subadviser. If Item 2 is approved, SBAM will continue to be responsible for the daily management of the foreign government securities of CitiSelect VIP Folios 200-500.

        The Board of Trustees terminated the Funds' Sub-Management Agreements with Miller Anderson and PIMCO upon Citibank's recommendations. These recommendations were based on Citibank's evaluation of the services provided by these subadvisers, as well as the availability of appropriate asset management capabilities and resources in its affiliates, MMC and SBAM.

        In accordance with the requirements of the 1940 Act, each Sub-Management Agreement must be approved by the shareholders of each of CitiSelect VIP Folios 200-500. If the proposed restructuring takes place, MMC, SBAM and SBAMInc will serve as subadvisers to the New Portfolios representing the large cap value, foreign government and high yield asset classes, respectively.

                         THE SUB-MANAGEMENT AGREEMENTS

        If the Sub-Management Agreements with MMC and SBAM are approved by the required shareholders of CitiSelect VIP Folios 200-500, as described herein, MMC and SBAM will continue to serve as subadvisers to each of CitiSelect VIP Folios 200-500. Similarly, if the Sub-Management Agreement with SBAMInc is approved by the required shareholders of CitiSelect VIP Folios 200-500, as described herein, SBAMInc will serve as subadviser to each of CitiSelect VIP Folios 200-500. Each Sub-Management Agreement, if approved by "a majority of the outstanding voting securities" (as defined under "Vote Required" below) of the applicable Fund, will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. Each Sub-Management Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Funds or by

"a majority of the outstanding voting securities" of the applicable Fund or by Citibank. Each Sub-Management Agreement may also be terminated by the applicable subadviser upon 90 days' advance written notice to Citibank. Each Sub-Management Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

        Under each Sub-Management Agreement, MMC, SBAM or SBAMInc, as appropriate, will furnish continuing portfolio management services with respect to the large cap value, foreign government or high yield securities of CitiSelect VIP Folios 200-500, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the then current Registration Statement under the 1940 Act with respect to the applicable Fund. Each subadviser will also provide Citibank with such investment advice and reports and data as are requested by Citibank.

        Each Sub-Management Agreement provides that the subadviser will be responsible for providing Citibank with such investment advice and supervision as Citibank may from time to time consider necessary for the proper supervision of such portion of a Fund's assets as Citibank may designate from time to time; furnishing continuously an investment program and determining from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the portfolio allocated by Citibank to the subadviser will be held uninvested, subject always to the restrictions of the Funds' Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended and restated from time to time, the provisions of the 1940 Act, the then-current Registration Statement with respect to the applicable Fund, and subject, further, to the applicable subadviser notifying Citibank in advance of its intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by Citibank; making recommendations to Citibank as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised; and taking, on behalf of the Fund, all actions which the subadviser deems necessary to implement the investment policies of the Fund, and in particular placing all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end each subadviser is authorized as agent to give instructions to the custodian and any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund.

        The subadvisers are not liable for any error of judgment or mistake of law or for any loss suffered by any of CitiSelect VIP Folios 200-500 in connection with the matters to which the applicable Sub-Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their obligations and duties, or by reason of reckless disregard of their obligations and duties under the applicable Agreement.

        Contract Holders should refer to Exhibits A, B and C attached hereto for the complete terms of the Sub-Management Agreements with MMC, SBAM and SBAMInc, respectively. The description of each Sub-Management Agreement set forth herein is qualified in its entirety by the provisions of the Sub-Management Agreement as set forth in such Exhibits.

                            INVESTMENT ADVISORY FEES

        Until the approval of the shareholders of the Funds is obtained for a new MMC Sub-Management Agreement, applicable rules under the 1940 Act do not permit MMC to be paid more than the compensation Miller Anderson would have received under its Sub-Management Agreement with the Funds. The fees payable under the Miller Anderson Sub-Management Agreement were accrued daily and payable monthly and were equal to the percentages specified below of the aggregate assets of the Funds allocated to Miller Anderson:

                   Fees Previously Payable to Miller Anderson

                        0.625% on the first $25 million;
                        0.375% on the next $75 million;
                        0.250% on the next $400 million; and
                        0.20% on assets in excess of $500 million.


        Under the proposed new MMC Sub-Management Agreement, from and after approval by the shareholders of the Funds, the Funds will pay MMC for its services on the basis of the following annual fee schedule:

                           MMC Proposed Fee Schedule

                        0.65% on the first $10 million;
                        0.50% on the next $10 million;
                        0.40% on the next $10 million; and
                        0.30% on remaining assets.

        Fees are accrued daily and payable monthly and are at the annual rates equal to the percentages specified above of the aggregate assets of the Funds allocated to MMC. Fees under the new MMC Sub-Management Agreement will be higher than those that would have been payable to Miller Anderson; however, the Funds' overall management fee will remain the same. To the extent that MMC's fees are higher than those that would have been payable to Miller Anderson, Citibank's management fee will go down by the same amount. As a result, shareholders of the Funds will not be affected by the increase.

        During the Funds' fiscal years ended December 31, 1998, Miller Anderson received $__________ in advisory fees from the Funds. Had the proposed fees under the new MMC Sub-Management Agreement been in effect during this period, Miller Anderson would have received $____________ in advisory fees from the Funds, or ____% of the fees that Miller Anderson actually received during this period.

        Under the SBAM Sub-Management Agreement, the Funds will pay SBAM for its services on the basis of the following annual fee schedule:

                               SBAM Fee Schedule

                        0.30% on the first $200 million;
                       0.25% on assets over $200 million

        Fees are accrued daily and payable monthly and are at the annual rates equal to the percentages specified above of the aggregate assets of the Funds allocated to SBAM. These fees are the same as those that will be paid to SBAM as interim subadviser to the Funds, commencing March 1, 1999. Fees under the new SBAM Sub-Management Agreement will be lower than those that would have been payable to PIMCO; however, the Funds' overall management fees paid by shareholders of the Funds will remain the same. To the extent that SBAM's fees are lower than those that would have been payable to PIMCO, Citibank's management fee will increase by the same amount. As a result, shareholders of the Funds will not be affected by the decrease.

        During the Funds' fiscal years ended December 31, 1998, PIMCO received $__________ in advisory fees from the Funds. Had the proposed fees under the new SBAM Sub-Management Agreement been in effect during this period, PIMCO would have received $____________ in advisory fees from the Funds, or ____% of the fees that PIMCO actually received during this period.


        Under the SBAMInc Sub-Management Agreement, the Funds will pay SBAMInc for its services on the basis of the following annual fee schedule:

                              SBAMInc Fee Schedule

                        0.45% on the first $100 million;
                   0.40% on assets in excess of $100 million.

        Fees will be accrued daily and payable monthly and will be at the annual rates equal to the percentages specified above of the aggregate assets of the Funds allocated to SBAMInc.

                 INFORMATION REGARDING MUTUAL MANAGEMENT CORP.

        The following information regarding MMC has been provided by MMC.

        MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - and use diverse channels to make them available to consumers and corporate managers to numerous investment companies having aggregate assets as of the date of this Proxy Statement in excess of

$290 billion. Citigroup's principal business address is 153 East 53rd Street, New York, New York 10043.

        Frances A. Root will manage the large cap value securities of CitiSelect VIP Folios 200-500 allocated to MMC. Ms. Root is a Director of MMC and a Senior Portfolio Manager. She joined Smith Barney Capital Management in 1992. Formerly, she was with Shearson Lehman Advisors as a Vice President and Portfolio Manager for seven years; and prior to that, with E.F. Hutton & Company, Inc. She is a Chartered Financial Analyst and a member of The New York Society of Security Analysts. Ms. Root holds a BA degree from Sweet Briar College.

        The following table sets forth certain information concerning the principal executive officers and directors of MMC. The address of each of the following persons is 388 Greenwich Street, New York, New York 10013.

_______________________________________________________________________________
               NAME                       PRINCIPAL OCCUPATION
_______________________________________________________________________________
Heath B. McLendon                Chairman, President and Chief
                                  Executive Officer of MMC and
                                  Managing Director of Salomon
                                  Smith Barney
_______________________________________________________________________________
Lewis E. Daidone                 Director and Senior Vice President of
                                  MMC; Managing Director of
                                  Salomon Smith Barney and Senior
                                  Vice President and Treasurer of
                                  forty-one mutual funds sponsored by
                                  Salomon Smith Barney
_______________________________________________________________________________
A. George Saks                   Director of MMC and Executive Vice
                                  President of Salomon Smith Barney
_______________________________________________________________________________
Michael J. Day                   Treasurer of MMC and Managing
                                  Director of Salomon Smith Barney
_______________________________________________________________________________
Christina T. Sydor               General Counsel and Secretary of
                                  MMC; Managing Director of
                                  Salomon Smith Barney and
                                  Secretary of the forty-one
                                  investment companies sponsored by
                                  Salomon Smith Barney
_______________________________________________________________________________

        The following table indicates the size of each investment company advised by MMC with an investment objective that is similar to the objective of above average total return consistent with reasonable risk and the advisory fee rates of these investment companies.

_______________________________________________________________________________
                                    NET ASSETS ON        ANNUAL MANAGEMENT FEE
                                  DECEMBER 31, 1998            PERCENT OF
           FUND                     (IN THOUSANDS)          AVERAGE NET ASSETS
_______________________________________________________________________________
_______________________________________________________________________________
OPEN-END FUND
_______________________________________________________________________________
Smith Barney Funds, Inc.               $______           0.60% to $500 million;
  Large Cap Value Fund                                   0.55% next $500
                                                         million;
                                                         0.50% after $1 billion
_______________________________________________________________________________

_______________________________________________________________________________
VARIABLE ANNUITY FUNDS
_______________________________________________________________________________
Smith Barney Variable Account          $13,779                   0.60%
Funds
  Income and Growth Portfolio

_______________________________________________________________________________
Travelers Series Fund, Inc.           $464,936                   0.65%
  Smith Barney Large Cap Value
   Portfolio
_______________________________________________________________________________

        INFORMATION REGARDING SALOMON BROTHERS ASSET MANAGEMENT LIMITED

      The following information regarding SBAM has been provided by SBAM.

        SBAM is a limited liability private company formed and domiciled in England and Wales. It is a wholly owned subsidiary of Salomon Brothers Europe Limited, Victoria Plaza, 111 Buckingham Palace Road, London SWIS OSB. Salomon Brothers Europe Limited is owned by two wholly owned subsidiaries of Salomon Brothers Holding Company Inc (388 Greenwich Street, New York, New York 10013), Salomon (International) Finance AG (Schipfe 2, P.O. Box 4406, Zurich, Switzerland) and Salomon International Limited (Victoria Plaza, 111 Buckingham Palace Road, London SWIS OSB). Salomon Brothers Holding Company Inc is wholly owned by Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. Citigroup's businesses are described above.

        __________ will manage the assets of Foreign Bond Portfolio allocated to SBAM. __________ is a __________ of SBAM. __________ joined SBAM in
__________. Formerly, __________ was with __________ as __________ for
__________ years; and prior to that, with __________. __________ holds a degree from __________.

        The following table sets forth certain information concerning the principal executive officers and directors of SBAM. The address of each of the following persons is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

_______________________________________________________________________________
               NAME                             PRINCIPAL OCCUPATION
_______________________________________________________________________________
Vilas V. Gadkari                            Managing Director and Chief
                                             Investment Officer of SBAM;
                                             Managing Director of SBAMInc;
                                             Managing Director of Salomon
                                             Brothers Inc.; and Managing
                                             Director Salomon Brothers
                                             International Limited
_______________________________________________________________________________
David J. Scott                              Director of SBAM
_______________________________________________________________________________
David J. Griffiths                          Economist and Portfolio Manager of
                                             SBAM
_______________________________________________________________________________
Karolos Haggipavlou                         Portfolio Manager of SBAM
_______________________________________________________________________________

        The following table indicates the size of each investment company advised by SBAM with an investment objective that is similar to the objective of maximum total return consistent with preservation of capital and the advisory fee rates of these investment companies.

_______________________________________________________________________________
                                                          ANNUAL MANAGEMENT FEE
                                     NET ASSETS ON              PERCENT OF
           FUND                    DECEMBER 31, 1998        AVERAGE NET ASSETS


_______________________________________________________________________________
_______________________________________________________________________________
OPEN-END FUNDS
_______________________________________________________________________________
  Salomon Brothers Global Bond       $45,046,911         .375% to $50 million
   Series of the JNL Series                              .35% next $100 million
   Trust                                                 .30% next $350 million
                                                         .25% over $500 million
_______________________________________________________________________________
  Salomon Brothers Investment        $117,747,606        .75%
   Series - Strategic Bond Fund

_______________________________________________________________________________
  Strategic Bond Opportunity         $95,200,414         .35% to $50 million
   Series of the American                                .30% next $150 million
   Growth Series                                         .25% next $300 million
                                                         .10% over $500 million
_______________________________________________________________________________
  Strategic Bond Trust for the       $441,725,216        .35% to $50 million
   NASL Series                                           .30% next $150 million
                                                         .25% next $300 million
                                                         .20% over $500 million
_______________________________________________________________________________
  Strategic Income Fund of the       $79,754,865         .35% to $50 million
   North American Funds Series                           .30% next $150 million
                                                         .25% next $300 million
                                                         .20% over $500 million
_______________________________________________________________________________
_______________________________________________________________________________
VARIABLE ANNUITY FUND
_______________________________________________________________________________
  Salomon Brothers Variable          $10,390,056         .75%
   Series Fund
_______________________________________________________________________________
_______________________________________________________________________________

          INFORMATION REGARDING SALOMON BROTHERS ASSET MANAGEMENT INC

        The following information regarding SBAMInc has been provided by SBAMInc.

        SBAMInc is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. Salomon Brothers Holding Company Inc is wholly owned by Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. Citigroup's businesses are described above.

        __________ will manage the assets of High Yield Portfolio allocated to SBAMInc. __________ is a __________ of SBAMInc. __________ joined SBAMInc in __________. Formerly, __________ was with __________ as __________ for
__________ years; and prior to that, with __________. __________ holds a degree from __________.

        The following table sets forth certain information concerning the principal executive officers and directors of SBAMInc. The address of each of the following persons other than Mr. Gadkari is 7 World Trade Center, New York, New York, 10048. Mr. Gadkari's address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England

_______________________________________________________________________________
             NAME                             PRINCIPAL OCCUPATION
_______________________________________________________________________________
Vilas V. Gadkari                          Managing Director of SBAMInc;
                                           Managing Director and Chief
                                           Investment Officer of SBAM;
                                           Managing Director of Salomon
                                           Brothers Inc; and Managing Director
                                           Salomon Brothers International
                                           Limited

_______________________________________________________________________________
Mitchel E. Schulman                       Chief Operating Officer - Portfolios,
                                           SBAMInc

_______________________________________________________________________________
Marcus A. Peckman                         Vice President and Chief Financial
                                           Officer of SBAMInc

_______________________________________________________________________________
Michael F. Rosenbaum                      Chief Legal Officer of SBAMInc

_______________________________________________________________________________
Thomas W. Jasper                          Treasurer of SBAMInc

_______________________________________________________________________________
Andrew W. Alter                           Assistant Secretary of SBAMInc

_______________________________________________________________________________
Howard M. Darmstadter                     Assistant Secretary of SBAMInc

_______________________________________________________________________________

        The following table indicates the size of each investment company advised by SBAMInc with an investment objective that is similar to the objective of a high level of current income or the objective of capital appreciation and the advisory fee rates of these investment companies.


_______________________________________________________________________________
                                                             ANNUAL MANAGEMENT
                                      NET ASSETS ON                 FEE
                                       DECEMBER 31,             PERCENT OF
                 FUND                      1998              AVERAGE NET ASSETS
_______________________________________________________________________________
_______________________________________________________________________________
Salomon Brothers Series Funds         $569,771,993                 .75%
Inc
  Salomon Brothers High Yield
   Bond Fund
_______________________________________________________________________________
Salomon Brothers Variable Series      $7,189,550                   .75%
Funds Inc
  Salomon Brothers Variable
   High Yield Bond Fund
_______________________________________________________________________________
Salomon Brothers Institutional        $41,418,579                  .50%
Series Funds Inc
  Salomon Brothers Institutional
   High Yield Bond Fund
_______________________________________________________________________________
Salomon Brothers High Income          $62,153,198                  .70%*
Fund Inc
_______________________________________________________________________________
Salomon Brothers High Income          $881,476,410                1.00%*
Fund II Inc
_______________________________________________________________________________
Salomon Brothers/JNL Global           $52,040,000       .375% first $50 million
Bond Series, an investment                              .350% next $100 million
portfolio of JNL Series Trust                           .300% next $350 million
                                                        .250% over $500
                                                        million**
_______________________________________________________________________________
Heritage High Yield Bond Fund,        $54,365,000                  .50%**+
an investment portfolio of
Heritage Income Trust
_______________________________________________________________________________
_________________________
* With respect to this fund the investment advisory or management fee is a percentage of average weekly net assets.
** With respect to this fund, SBAMInc serves as subadviser and, accordingly, the sponsoring investment adviser pays SBAMInc a portion of the total advisory fee.
+ Amount paid is a percentage of the annual investment advisory fee paid to the manager, without regard to any reduction in the fees paid to the manager as a result of any limitation of the fund's expenses.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

        At a meeting on February 5, 1999 the Trustees of the Funds considered information with respect to whether each proposed Sub-Management Agreement was in the best interests of CitiSelect VIP Folios 200-500 and their shareholders. The Board of Trustees considered, among other factors, representations by each subadviser regarding the nature and quality of services provided or to be provided by the subadviser, and information regarding fees, expense ratios and performance. In evaluating each subadviser's ability to provide services to the Funds, the Trustees considered information as to the subadviser's business organization, financial resources and personnel. The Board of Trustees also considered the conflicts of interest inherent in Citibank's recommendation that its affiliates be hired as subadvisers.

        The Board of Trustees also considered that under circumstances in which best price and execution may be obtained from more than one broker or dealer, each subadviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the subadviser. Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and subadviser, each subadviser has advised that such information is, in its opinion, only supplementary to the subadviser's own research activities and the information must still be analyzed, weighed and reviewed by the subadviser. It was noted that such information may be useful to the subadvisers in providing services to clients other than CitiSelect VIP Folios 200-500. Conversely, it was noted that information provided to the subadvisers by brokers and dealers through whom other clients of the subadvisers effect securities transactions may be useful to the subadvisers in providing services to these Funds.

        Based upon its review, the Board of Trustees of the Funds concluded that each of the Sub-Management Agreements is reasonable, fair and in the best interests of each of CitiSelect VIP Folios 200-500 and their respective shareholders, and that the fees provided in each of the Sub-Management Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Funds, including all of the Independent Trustees, unanimously approved each of the Sub-Management Agreements and voted to recommend their approval by the shareholders of each of CitiSelect VIP Folios 200-500.

                                 VOTE REQUIRED

        Approval of a Sub-Management Agreement with respect to a Fund will require the approval of "a majority of the outstanding voting securities" of that Fund. This requires approval by the holders of 67% or more of the outstanding voting securities of the Fund which are present at the Meeting if the holders of more than 50% of such voting securities are present in person or by proxy, or more than 50% of the outstanding voting securities of the Fund, whichever is less.

        In the event that a Sub-Management Agreement does not receive the requisite approval, Citibank would (a) manage all of the assets of the applicable Fund itself, (b) negotiate a new investment subadvisory agreement with a different advisory organization, or (c) make other appropriate arrangements, in the case of alternative (b) or (c), subject to approval in accordance with the 1940 Act.

        THE BOARD OF DIRECTORS OF CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF THE SUB-MANAGEMENT AGREEMENT WITH MMC, FOR APPROVAL OF THE SUB-MANAGEMENT AGREEMENT WITH SBAM AND FOR APPROVAL OF THE SUB-MANAGEMENT AGREeMENT WITH SBAMINC.


        ITEM 4. TO INSTRUCT CITICORP LIFE TO VOTE ON AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST TO ALLOW THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

        It is proposed that the Funds' Declaration of Trust be amended to permit the Funds to invest in other investment companies to the extent not prohibited by the 1940 Act.

        The Funds' Declaration of Trust presently permits each Fund to invest all of its investable assets in a single investment company that is registered under the 1940 Act. As described above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple registered investment companies so long as certain conditions are met. There also may be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.

        The proposed amendments to the Funds' Declaration of Trust which appear below will allow the Funds to take advantage of the recent changes in law, as well as future changes in law or regulation on this topic. These amendments will also permit the Funds to enter into the proposed restructuring described under "General Background" above. The Funds' Board of Trustees believes that these amendments will be to the Funds' advantage and are in the best interests of the shareholders of each Fund. See "General Background" above. It is proposed that Section 3.2(c) of the Declaration of Trust be amended by deleting the words below that have been marked through [bracketed for filing purposes] and adding the italicized words [[double brackets for filing purposes]]:

               (c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in [another investment company that is registered under the 1940 Act] [[one or more investment companies to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act]].

        Under the Declaration of Trust, the 1940 Act is defined to include both that Act itself and the rules and regulations under that Act; the amendment would be based on that definition.

                                 VOTE REQUIRED

        Approval of the amendment to the Declaration of Trust with respect to each Fund will require the approval of "a majority of the outstanding voting securities" (as defined under "Vote Required" in Items 1, 2 and 3 above) of that Fund.

        THE BOARD OF DIRECTORS OF CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.


        ITEM 5. TO INSTRUCT CITICORP LIFE TO VOTE WITH RESPECT TO THE APPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND TO ALLOW THE ASSETS OF THAT FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

        Each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without the approval of the shareholders of the Funds. Certain of these fundamental investment restrictions currently permit each Fund to invest its investable assets in a single investment company having the same investment objectives and policies and substantially the same investment restrictions as that Fund. As noted above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. There may be future amendments to the 1940 Act affecting mutual funds' ability to invest in other funds.

        In order to take advantage of the flexibility of current and future applicable law and regulation and to permit the Funds to enter into the restructuring, it is proposed that each of the fundamental investment restrictions listed in Exhibit D be amended as indicated in that Exhibit. Contract Holders also should review Item 7 for additional proposed changes to these investment restrictions.

                                 VOTE REQUIRED

        Because the investment restrictions in Exhibit D are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require the approval of "a majority of the outstanding voting securities" (as defined under "Vote Required" in Items 1, 2 and 3 above) of that Fund.

        THE BOARD OF DIRECTORS OF CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES, TO ALlOW

THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.


        ITEM 6. TO INSTRUCT CITICORP LIFE TO VOTE ON AUTHORIZING THE TRUSTEES OF THE FUNDS TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

        As discussed above, Citibank currently employs subadvisers for the CitiSelect VIP Folios to perform the daily management of particular asset classes. See "General Background." Citibank monitors and supervises the activities of the subadvisers, and may terminate the services of any subadviser at any time. However, retaining the services of a new subadviser, and retaining the services of a replacement subadviser for longer than an interim period, currently require the approval of the shareholders of the Funds.

        Citibank itself currently manages the assets of CitiFunds Small Cap Growth VIP Portfolio, but Citibank may decide in the future that it may maximize the Fund's chances of achieving its investment objective if one or more subadvisers are hired. Retaining the services of a subadviser, and replacing that subadviser, would require the approval of the shareholders of the Funds.

        The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement would apply to the appointment of a new or replacement subadviser to any Fund. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement investment advisers or subadvisers for an interim period without the approval of the shareholders of the fund if their contracts have been approved by fund directors or trustees. MMC and SBAM are or will be serving as subadvisers to the CitiSelect VIP Folios pursuant to this exception.) This requirement also would apply to the appointment of a new or replacement subadviser to any New Portfolio following the proposed restructuring and the organization of that New Portfolio. Absent exemptive relief from the Securities and Exchange Commission, investors in a New Portfolio (i.e., Funds) would be asked to approve the advisory contract for the new subadviser. The Funds would then seek approval of the contract from their shareholders. The Securities and Exchange Commission has previously granted conditional exemptions from these voting requirements. If the Funds were to obtain similar exemptive relief and this proposed Item 6 is approved, the Board of Trustees would be able, without further approval of the shareholders of the Funds, to appoint additional or replacement subadvisers. The Trustees would not, however, be able to replace Citibank as investment manager without complying with the 1940 Act and applicable regulations governing the approval of advisory contracts by the shareholders of the Funds.

        This Item 6 is intended to facilitate the efficient supervision and management of the CitiSelect VIP Folios' subadvisers by Citibank and the Trustees, and to give Citibank flexibility in managing CitiFunds Small Cap Growth VIP Portfolio in the future. Citibank continuously monitors the performance of the subadvisers and, as is evidenced by Items 1 through 3 of this Proxy Statement, may from time to time recommend that the Board of Trustees replace one or more subadvisers or appoint additional subadvisers, depending on Citibank's assessment of what combination of subadvisers it believes will optimize each Fund's chances of achieving its investment objective. As Items 1 through 3 show, Citibank currently is required to obtain the approval of the shareholders of the Funds to add or replace a subadviser. If the Funds were to obtain exemptive relief and the shareholders of the Funds were to approve this proposed Item 6, the Trustees would no longer be required to call a Fund meeting of the shareholders of the Funds each time a new subadviser is appointed.

        These meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of scrutiny of the shareholders of the Funds of proposed contracts with additional or replacement subadvisers. However, even in the absence of approval of the shareholders of the Funds, any proposal to add or replace subadvisers would receive careful review. First, Citibank would assess a Fund's needs and, if it believed additional or replacement subadvisers could benefit the Fund, would search for available investment subadvisers. Second, any recommendations made by Citibank would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a fund and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with any conditions contained in the Securities and Exchange Commission exemptive order, if such order is granted.

        The Trustees believe that the proposed authority to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders of the Funds is in the best interests of the shareholders of each Fund.

                                 VOTE REQUIRED

        Approval of this proposal with respect to a Fund will require the approval of "a majority of the outstanding securities" (as defined under "Vote Required" in Items 1, 2 and 3 above) of that Fund.

        THE BOARD OF DIRECTORS OF CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR AUTHORIZING

THE TRUSTEES OF THE TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS OF THE FUNDS.


        ITEM 7. TO INSTRUCT CITICORP LIFE TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND CONCERNING THAT FUND'S ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.


        As noted above in Item 5, each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without the approval of shareholders of the Funds. One of these fundamental investment restrictions concerns each Fund's ability to make loans to other persons. The Funds are proposing a technical amendment to this restriction to clarify that the purchase of fixed time deposits would not be a violation of this restriction.

        Certain other of the Funds' fundamental investment restrictions could be construed to limit the Funds' ability to buy or sell futures contracts and options on futures. The Funds are proposing technical amendments to these restrictions to clarify this point. The proposed amendments will clarify that each Fund's ability to buy or sell futures contracts and options on futures is consistent with that described in that Fund's prospectus.

        CitiSelect VIP Folios 200-500 are proposing to delete language concerning collateral arrangements with respect to futures contracts and options on futures from their fundamental investment restriction concerning the issuance of senior securities. The Funds believe that this language is not required as a matter of law, and adds nothing to the investment restriction which does not already appear therein. Even though the language will be deleted from the investment restrictions, the Funds will continue to provide collateral with respect to options, futures contracts and options on futures contracts to the extent required by applicable rules and regulations.

        To give effect to these technical amendments, it is proposed that each of the fundamental investment restrictions listed in Exhibit E be amended as indicated in that Exhibit. Contract Holders should note that Exhibit E assumes that Item 5 has been approved.

        The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of each Fund.

                                 VOTE REQUIRED

        Because the investment restrictions in Exhibit E are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require the approval of "a majority of the outstanding securities" (as defined under "Vote Required" in Items 1, 2 and 3 above) of that Fund.

        THE BOARD OF DIRECTORS OF CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE FUNDS' ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.

        ITEM 8. TO INSTRUCT CITICORP LIFE TO ELECT HEATH B. MCLENDON AS A TRUSTEE OF THE FUNDS.

        The Funds are proposing that Heath B. McLendon be elected as a Trustee of the Funds, to hold office until his successors are chosen and qualified. Mr. McLendon, Chairman, President and Chief Executive Officer of Mutual Management Corp., the Citibank affiliate whose Sub-Management Agreement is being submitted for approval in Item 1, was appointed by the Board in February, 1999 and currently serves as a Trustee. Mr. McLendon has not been elected by the shareholders of the Funds. The remaining Trustees were previously elected by the shareholders of the Funds. Mr. McLendon will continue to serve as a Trustee whether or not shareholders of the CitiSelect VIP Folios approve Item 1.

        The following information shows the Trustees and the executive officers of the Funds and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Each Trustee and officer is also a Trustee or officer of certain other funds for which CFBDS, Inc., the Funds' distributor, or an affiliate, serves as the distributor or for which Citibank serves as investment adviser. Asterisks indicate those Trustees and officers who are "interested persons," as defined in the 1940 Act, of the Funds.

TRUSTEES OF THE TRUST

ELLIOTT J. BERV (aged 55) - Trustee (since November 1996); Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984).

PHILIP W. COOLIDGE* (aged 47) -- Trustee (since November 1996); President of the Funds; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN (aged 55) -- Trustee (since November 1996); President and Director, Delta Financial, Inc. (since June 1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January 1996); President and Secretary, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Vantage Consulting Group, Inc. (since October 1988).

RILEY C. GILLEY (aged 72) -- Trustee (since November 1996); Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987).

DIANA R. HARRINGTON (aged 58) -- Trustee (since November 1996); Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September
1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, the Highland Family of Funds (March 1997 to March 1998).

SUSAN B. KERLEY (aged 47) -- Trustee (since November 1996); President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July 1990); Trustee, Mainstay Institutional Funds (since December 1990).

HEATH B. MCLENDON* (aged 65) - Trustee (since February 1999); Chairman, President and Chief Executive Officer of Mutual Management Corp. (since ___); Managing Director of Salomon Smith Barney (since ___).

C. OSCAR MORONG, JR. (aged 63) -- Trustee (since November 1996); Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January 1993); Director, Indonesia Fund; Director, MAS Funds.

WALTER E. ROBB, III (aged 72) -- Trustee (since November 1996); President, Benchmark Consulting Group, Inc. (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds.

E. KIRBY WARREN (aged 64) -- Trustee (since November 1996); Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987).

WILLIAM S. WOODS, JR. (aged 78) -- Trustee (since November 1996); Vice President-Investments, Sun Company, Inc. (retired, April 1984).

OFFICERS OF THE TRUST

PHILIP W. COOLIDGE* (aged 47) -- President of the Funds (since October 1996); Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU* (aged 28) -- Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

TAMIE EBANKS-CUNNINGHAM* (aged 26) -- Assistant Secretary of the Funds (since January 1998); Office Manager, Signature Financial Group, (Grand Cayman) Limited (Since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995).

JOHN R. ELDER* (aged 50) -- Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group, Inc. (since April 1995); Assistant Treasurer, CFBDS (since April 1995); Treasurer, the Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March 1995).

LINDA T. GIBSON* (aged 33) -- Secretary of the Funds (since October 1996); Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.

JAMES E. HOOLAHAN* (aged 51) -- Vice President, Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI* (aged 34) -- Vice President, Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994).

MOLLY S. MUGLER* (aged 47) -- Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN* (aged 30) -- Assistant Secretary of the Funds (since January
1998); Office Manager, Signature Financial Group (Europe) Limited.

SHARON M. WHITSON* (aged 50) -- Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER* (aged 39) -- Vice President, Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group, Inc.

        Trustees who serve on the boards of investment companies in the CitiFunds family of funds are compensated for their services on a complex-wide basis. Only those Trustees who are not affiliated with the Funds' distributor or Citibank receive compensation from the CitiFunds (including the Funds). The following table shows the compensation paid to the Trustees by the Funds and the other CitiFunds during the fiscal years ended December 31, 1998.


                               COMPENSATION TABLE

        The Funds' Trustees received the following remuneration from the Funds as a whole during their fiscal year ended December 31, 1998:

                                            PENSION OR                         TOTAL
                                            RETIREMENT                      COMPENSATION
                                             BENEFITS        ESTIMATED          FROM
                            AGGREGATE         ACCRUED          ANNUAL        REGISTRANT
          NAME OF         COMPENSATION      AS PART OF        BENEFITS        AND FUND
          PERSON,             FROM             FUND            UPON         COMPLEX PAID
         POSITION         REGISTRANT (1)     EXPENSES        RETIREMENT    TO TRUSTEES (1)

    Elliott J. Berv         $3,409.27          None             None         $53,750.00
    Philip W.
    Coolidge                 None              None             None            None
    Mark T. Finn            $3,389.53          None             None         $52,000.00
    Riley C. Gilley         $3,384.44          None             None         $41,500.00
    Diana R.
    Harrington              $3,545.56          None             None         $59,000.00
    Susan B. Kerley         $3,513.95          None             None         $55,000.00
    C. Oscar Morong,
    Jr.                     $3,669.31          None             None         $71,000.00
    Walter E. Robb,
    III                     $3,395.04          None             None         $50,000.00
    E. Kirby Warren         $3,483.71          None             None         $49,000.00
    William S.
    Woods, Jr.              $3,484.86          None             None         $54,000.00

    ______________________
    (1) Information relates to the fiscal years ended December 31, 1998. Messrs. Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods and Mses. Harrington and Kerley are trustees of 27, 49, 26, 33, 40, 30, 40, 26, 28 and 28 funds, respectively, in the family of open-end registered investment companies advised or managed by Citibank.

        The Board of Trustees met _____ times during the period commencing January 1, 1998 and ending December 31, 1998. The Board has created a standing Audit Committee, currently comprised of Ms. Kerley and Messrs. Gilley, Warren and Woods, none of whom is an "interested person," as defined in the 1940 Act, of the Funds or their administrator or distributor or of Citibank. The Audit Committee met _____ times during the period commencing January 1, 1998 and ending December 31, 1998 to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by its independent certified public accountants and to consider the possible effect of such services on their independence. The Board has also created a standing Performance & Review Committee, currently comprised of Ms. Harrington and Messrs. Berv, Finn and Robb, none of whom is an "interested person" of the Funds or their administrator or distributor or of Citibank. The Performance & Review Committee met _____ times during the period commencing January 1, 1998 and ending December 31, 1998. Each Trustee attended at least 75% of all Board and applicable committee meetings.

        The Funds' Declaration of Trust provides that they will indemnify their Trustees and officers against all liabilities and expenses incurred or paid in connection with litigation in which they may be involved because of their offices with the Funds, unless, with respect to liability to shareholders of the Funds, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Funds. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                                 VOTE REQUIRED

        Election of Mr. McLendon as a Trustee will require approval by the holders of a majority of the outstanding securities of the Funds, taken together as a single class, which are present at the Meeting in person or by proxy.

        THE BOARD OF DIRECTORS OF CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR THE ELECTION OF HEATH B. MCLENDON AS A TRUSTEE OF THE FUNDS.

        ITEM 9. TO INSTRUCT CITICORP LIFE TO VOTE ON THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.

        It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Funds who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, of PricewaterhouseCoopers LLP under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending December 31, 1999. PricewaterhouseCoopers LLP has no direct or material indirect interest in any Fund.

        PricewaterhouseCoopers LLP has served as the Funds' independent certified public accountants since their commencement of operations, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        Representatives of PricewaterhouseCoopers LLP [are expected to be present at the Meeting and are expected to be available to respond to appropriate questions. Representatives of PricewaterhouseCoopers LLP are expected to have the opportunity to make a statement if they desire to do so.]

                                 VOTE REQUIRED

        Approval of this proposal with respect to a Fund will require approval by the holders of a majority of the outstanding securities of that Fund which are present at the Meeting in person or by proxy.

        THE BOARD OF DIRECTORS OF CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.


        ITEM 10. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF CONTRACT HOLDERS AND ANY ADJOURNMENTS THEREOF.

        The management of Citicorp Life knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS

        As of __________ __, 1999, no Director or officer of Citicorp Life owned beneficially or had the right to vote any outstanding unit interests of the Subaccounts.

        As of __________ __, 1999, Citicorp Life owned of record _____% of the outstanding unit interests of the Subaccounts.


                             ADDITIONAL INFORMATION

        Each Subaccount is a subaccount of Citicorp Life Variable Annuity Separate Account, which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Citicorp Life Variable Annuity Separate Account was established by Citicorp Life as a separate account on July 6, 1994. The mailing address of Citicorp

Life Variable Annuity Separate Account is 800 Silver Lake Boulevard, P.O. Box7031, Dover, Delaware 19903.

        The cost of soliciting proxies in the accompanying form, which is expected to be approximately $____________, including the fees of a proxy soliciting agent, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Directors, officers, and regular employees and agents of the Citicorp Life without compensation therefor. Citibank may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

        The distributor of the Contracts is CFBDS, Inc., 21 Milk Street, Boston, Massachusetts 02109. State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                        SUBMISSION OF CERTAIN PROPOSALS

        Variable Annuity Portfolios is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Contract Holder proposals to be presented at any subsequent meeting of Contract Holders must be received by Citicorp Life at its office within a reasonable time before the proxy solicitation is made.

        YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                               By Order of the Board of Directors,


                               [Name]
                               [Title]

                                                              February 17, 1999

                                                                      EXHIBIT A



                            SUB-MANAGEMENT AGREEMENT

                          VARIABLE ANNUITY PORTFOLIOS

        SUB-MANAGEMENT AGREEMENT, dated as of January 22, 1999, by and between Variable Annuity Portfolios, a Massachusetts business trust (the "Trust"), and Mutual Management Corp., a Delaware corporation (the "Subadviser").

                                     W I T N E S S E T H:

        WHEREAS, Citibank, N.A. (the "Manager") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500 (each individually a "Fund" and collectively the "Funds"), and

        WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

        WHEREAS, the Manager has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Funds, and the Subadviser is willing to provide such investment advisory services for the Funds on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

        1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Manager (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to each of the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Funds for the compensation provided by this Agreement.

        2. Duties of the Subadviser. The Subadviser shall provide the Funds and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of each Fund's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 25, 1996, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Fund, and subject, further, to the Subadviser notifying the Manager in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Fund and what portion, if any, of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

        The Subadviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Fund's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Fund as to deliveries of securities and payments of cash for the account of that Fund. The Subadviser will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of a Fund, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

        3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interests and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders in the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance of shares of beneficial interests in the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

        4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Funds pro rata an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Funds allocated to the Subadviser:

                      0.65% on the first $10 million;
                      0.50% on the next $10 million;
                      0.40% on the next $10 million; and
                      0.30% on remaining assets.

If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

        If in any fiscal year the aggregate expenses of a Fund and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Fund and any fund investing its assets therein, the Trust may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Manager, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Manager pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

        5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interests of a Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Subadviser and its directors and officers.

        6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Manager is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

        7. Activities of the Subadviser. The services of the Subadviser to the Funds are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Funds. It is understood that Trustees, officers, and shareholders of the Trust or the Manager are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Manager and that the Subadviser may be or may become interested in the Trust as a shareholder or otherwise.

        8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until January 22, 2001, on which date it will terminate unless its continuance after January 22, 2001 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Manager or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and
(b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Fund.

        This Agreement may be terminated as to any Fund at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Fund, or (iii) the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Fund at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Trust and the Manager. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Fund shall not terminate this Agreement as it applies to the remaining Funds.

        This Agreement constitutes the entire agreement between the parties and may be amended as to any Fund only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of that Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Fund shall not, without more, amend such term with respect to any other Fund.

        The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

        Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the particular Fund to which a particular obligation relates; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the particular Fund to which a particular obligation relates; and that no other Fund or other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

        The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

         9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

        10. Override Provisions. Notwithstanding any other provision of this Agreement, prior to this Agreement being approved by investors in the Funds in accordance with the 1940 Act, in no event shall the compensation paid to the Subadviser hereunder exceed the amount permitted by Rule 15a-4 under the 1940 Act.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                           MUTUAL MANAGEMENT
on behalf of CitiSelect(R) VIP Folio 200,             CORP.
CitiSelect(R) VIP Folio 300, CitiSelect(R)
VIP Folio 400 and CitiSelect(R) VIP
Folio 500


By:______________________________                     By:______________________

Title:___________________________                     Title:___________________


The foregoing is acknowledged:

Citibank, N.A.

By:______________________________

Title:___________________________

                                                                      EXHIBIT B


                            SUB-MANAGEMENT AGREEMENT


                          VARIABLE ANNUITY PORTFOLIOS


        SUB-MANAGEMENT AGREEMENT, dated as of March 1, 1999, by and between Variable Annuity Portfolios, a Massachusetts business trust (the "Trust"), and Salomon Brothers Asset Management Limited, a British limited liability private corporation (the "Subadviser").

                              W I T N E S S E T H:

        WHEREAS, Citibank, N.A. (the "Manager") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSeLect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500 (each individually a "Fund" and collectively the "Funds"), and

        WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

        WHEREAS, the Manager has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Funds, and the Subadviser is willing to provide such investment advisory services for the Funds on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

        1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Manager (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to each of the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Funds for the compensation provided by this Agreement.

        2. Duties of the Subadviser. The Subadviser shall provide the Funds and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of each Fund's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Fund, and subject, further, to the Subadviser notifying the Manager in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Fund and what portion, if any, of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

        The Subadviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Fund's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Fund as to deliveries of securities and payments of cash for the account of that Fund. The Subadviser will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of a Fund, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

        3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interests and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders in the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance of shares of beneficial interests in the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

        4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Funds pro rata an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Funds allocated to the Subadviser:

                        0.30% on the first $200 million;
                       0.25% on assets over $200 million.

If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

        If in any fiscal year the aggregate expenses of a Fund and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Fund and any fund investing its assets therein, the Trust may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Manager, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Manager pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

        5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interests of a Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Subadviser and its directors and officers.

        6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Manager is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

        7. Activities of the Subadviser. The services of the Subadviser to the Funds are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Funds. It is understood that Trustees, officers, and shareholders of the Trust or the Manager are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Manager and that the Subadviser may be or may become interested in the Trust as a shareholder or otherwise.

        8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until March 1, 2001, on which date it will terminate unless its continuance after March 1, 2001 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Manager or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Fund.

        This Agreement may be terminated as to any Fund at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Fund, or (iii) the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Fund at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Trust and the Manager. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Fund shall not terminate this Agreement as it applies to the remaining Funds.

        This Agreement constitutes the entire agreement between the parties and may be amended as to any Fund only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of that Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Fund shall not, without more, amend such term with respect to any other Fund.

        The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

        Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the particular Fund to which a particular obligation relates; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the particular Fund to which a particular obligation relates; and that no other Fund or other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

        The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

        9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                       SALOMON BROTHERS ASSET
on behalf of CitiSelect(R) VIP Folio 200,         MANAGEMENT LIMITED
CitiSelect(R) VIP Folio 300, CitiSelect(R)
VIP Folio 400 and CitiSelect(R) VIP
Folio 500


By:_______________________________                By:__________________________

Title:____________________________                Title:_______________________


The foregoing is acknowledged:

Citibank, N.A.

By:_______________________________

Title:____________________________

                                                                      EXHIBIT C


                            SUB-MANAGEMENT AGREEMENT


                          VARIABLE ANNUITY PORTFOLIOS


        SUB-MANAGEMENT AGREEMENT, dated as of ______________, 1999, by and between Variable Annuity Portfolios, a Massachusetts business trust (the "Trust"), and Salomon Brothers Asset Management Inc, a Delaware corporation (the "Subadviser").

                              W I T N E S S E T H:

        WHEREAS, Citibank, N.A. (the "Manager") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSeLect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500 (each individually a "Fund" and collectively the "Funds"), and

        WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

        WHEREAS, the Manager has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Funds, and the Subadviser is willing to provide such investment advisory services for the Funds on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

        1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Manager (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to each of the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Funds for the compensation provided by this Agreement.

        2. Duties of the Subadviser. The Subadviser shall provide the Funds and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of each Fund's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Fund, and subject, further, to the Subadviser notifying the Manager in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Fund and what portion, if any, of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

        The Subadviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Fund's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Fund as to deliveries of securities and payments of cash for the account of that Fund. The Subadviser will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of a Fund, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

        3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interests and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders in the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance of shares of beneficial interests in the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

        4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Funds pro rata an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Funds allocated to the Subadviser:

                        0.45% on the first $100 million;
                   0.40% on assets in excess of $100 million

If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

        If in any fiscal year the aggregate expenses of a Fund and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Fund and any fund investing its assets therein, the Trust may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Manager, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Manager pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

        5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interests of a Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Subadviser and its directors and officers.

        6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Manager is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

        7. Activities of the Subadviser. The services of the Subadviser to the Funds are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Funds. It is understood that Trustees, officers, and shareholders of the Trust or the Manager are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Manager and that the Subadviser may be or may become interested in the Trust as a shareholder or otherwise.

        8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until ____________, 2001, on which date it will terminate unless its continuance after ____________, 2001 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Manager or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Fund.

        This Agreement may be terminated as to any Fund at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Fund, or (iii) the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Fund at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Trust and the Manager. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Fund shall not terminate this Agreement as it applies to the remaining Funds.

        This Agreement constitutes the entire agreement between the parties and may be amended as to any Fund only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of that Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Fund shall not, without more, amend such term with respect to any other Fund.

        The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

        Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the particular Fund to which a particular obligation relates; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the particular Fund to which a particular obligation relates; and that no other Fund or other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

        The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

        9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                       SALOMON BROTHERS ASSET
on behalf of CitiSelect(R) VIP Folio 200,         MANAGEMENT INC
CitiSelect(R) VIP Folio 300, CitiSelect(R)
VIP Folio 400 and CitiSelect(R) VIP
Folio 500


By:_______________________________                By:__________________________

Title:____________________________                Title:_______________________


The foregoing is acknowledged:

Citibank, N.A.

By:_______________________________

Title:____________________________

                                                                      EXHIBIT D


 Deleted text is marked through [bracketed for filing purposes] and added text appears in italics [[double brackets for filing purposes]].


               FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE
                             AMENDED UNDER ITEM 5.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, except that the Fund may invest all or substantially all of its [investable] assets in [another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio").] [[one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that the Fund may invest all or substantially all of its [investable] assets in [a Qualifying Portfolio.] [[one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]

        (6) Underwrite securities issued by other persons, except that all the assets of the Fund may be invested in [a Qualifying Portfolio] [[one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act,]] and except insofar as the Fund may technically by deemed an underwriter under the Securities Act in selling a security.

                                                                      EXHIBIT E


 Deleted text is marked through [bracketed for filing purposes] and added text appears in italics [[double brackets for filing purposes]].


               FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE
                             AMENDED UNDER ITEM 7.

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed [(nor] [[; or]] purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value[)]. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

        (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements, [[fixed time deposits]] or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund[, except] [[; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further]] that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state)[, except] [[; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further]] that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry[[, except that positions in futures contracts shall not be subject to this restriction]].

           (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

        (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business ([the Fund] [[the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund]] reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

        For CitiFunds Small Cap Growth VIP Portfolio only:
        (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder[, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above].

        For CitiSelect VIP Folios 200-500 only:
        (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder[, provided that collateral arrangements with respect to options, futures contracts, and options on futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction and except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above].

                                                                       APPENDIX


                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

PROXY CARD                                                          PROXY CARD

                    CITISELECT(R) VIP FOLIO 200 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 300 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 400 SUBACCOUNT,
                   CITISELECT(R) VIP FOLIO 500 SUBACCOUNT AND
                   CITIFUNDSSM SMALL CAP GROWTH VIP PORTFOLIO
                                   SUBACCOUNT
                                       OF
                CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT,
             A SEPARATE ACCOUNT OF CITICORP LIFE INSURANCE COMPANY

                         A PROXY FOR A SPECIAL MEETING
                  OF CONTRACT HOLDERS TO BE HELD APRIL 9, 1999

        The undersigned owner of a variable annuity contract issued by Citicorp Life Insurance Company (Citicorp Life) with unit interests in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount or CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, a subaccount of Citicorp Life Variable Annuity Separate Account, revoking all Proxies heretofore given, hereby appoints each of ______________ and ______________, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all unit interests (Units) in the Subaccounts which the undersigned is entitled to vote at the Special Meeting of Contract Holders to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 9:00 a.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITICORP LIFE.

THE BOARD OF DIRECTORS OF CITICORP LIFE RECoMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN



2. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

3. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

4. To instruct Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

5. To instruct Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

6. To instruct Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

7. To instruct Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

8. To instruct Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

9. To instruct Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN


THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR TO INSTRUCT CITICORP LIFE TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    -----------------------------------
                                    Signature of Contract Holder



NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

BALLOT                                                                BALLOT

                    CITISELECT(R) VIP FOLIO 200 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 300 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 400 SUBACCOUNT,
                   CITISELECT(R) VIP FOLIO 500 SUBACCOUNT AND
                   CITIFUNDSSM SMALL CAP GROWTH VIP PORTFOLIO
                                   SUBACCOUNT
                                       OF
                CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
             A SEPARATE ACCOUNT OF CITICORP LIFE INSURANCE COMPANY

                       INSTRUCTIONS FOR A SPECIAL MEETING
                  OF CONTRACT HOLDERS TO BE HELD APRIL 9, 1999

        The undersigned, a participant in a Variable Annuity Contract issued by Citicorp Life Insurance Company (Citicorp Life), revoking all Proxies heretofore given, hereby instructs the holder of the Contract (known as the Contract Holder) to vote its unit interests (Units) in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSeLect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount and CitiFundsSM Small CaP Growth VIP Portfolio Subaccount, each a Subaccount of the Citicorp Life Variable Annuity Separate Account, which are attributable to the undersigned's participation in the Contract and which the Contract Holder is entitled to vote at the Special Meeting of Contract Holders of the Subaccount to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York at 9:00 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF DIRECTORS OF CITICORP LIFE RECoMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN



2. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

3. To instruct Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

4. To instruct Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

5. To instruct Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

6. To instruct Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

7. To instruct Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

8. To instruct Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

9. To instruct Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiSelect(R)VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN




THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE VARIABLE ANNUITY CONTRACT WILL BE VOTED AS INDICATED OR VOTEd TO INSTRUCT CITICORP LIFE TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    -----------------------------------
                                    Signature of Participant

                                    -----------------------------------
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                     FIRST CITICORP LIFE INSURANCE COMPANY
                                666 Fifth Avenue
                                   3rd Floor
                            New York, New York 10103

                               February 17, 1999

Dear Contract Holder:

        The accompanying materials relate to a Special Meeting of Contract Holders of Variable Annuity Contracts issued by First Citicorp Life Insurance Company (First Citicorp Life) with unit interests in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount and CitiFundsSM Small Cap Growth VIP Portfolio Subaccount of First Citicorp Life Variable Annuity Separate Account, which invest all of their investable assets in corresponding series of Variable Annuity Portfolios (these series are known as the Funds). The Meeting will be held on Friday, April 9, 1999 at 9:00 a.m., Eastern time.

        YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT IN ORDER TO ACCOMPLISH PROPOSED ACTIONS THAT THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE INSURANCE COMPANY HAS DETERMINED ARE FAIR AND REASONABLE AND IN YOUR BEST INTERESTS.

        If you cannot attend the Meeting, you may participate by proxy. As a Contract Holder, you cast one vote for each $100 of dollar value of units that you own. By separate mailing you will obtain instructions from affected contract participants on how to vote your units. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card in accordance with the instructions you receive from your contract participant.

        VOTING TAKES ONLY A FEW MINUTES. EACH CONTRACT HOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

        The proposals you will vote on for the Subaccounts are summarized below. Complete information is contained in the enclosed Proxy Statement.

        ITEM 1. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

        ITEM 2. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon

                  Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

        ITEM 3. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

        ITEM 4. To instruct First Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

        ITEM 5. To instruct First Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

        ITEM 6. To instruct First Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

        ITEM 7. To instruct First Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

        ITEM 8. To instruct First Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds.

        ITEM 9. To instruct First Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

        ITEM 10. To transact such other business as may properly come before the Special Meeting of Contract Holders and any adjournments thereof.

        After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please contact ________________.

        We appreciate your participation in this important meeting. Thank you.

                                          Sincerely,




                                          [Name]
                                          [Title]

                     FIRST CITICORP LIFE INSURANCE COMPANY
                                666 Fifth Avenue
                                   3rd Floor
                            New York, New York 10103


                          NOTICE OF A SPECIAL MEETING
                              OF CONTRACT HOLDERS

                          To be held on April 9, 1999

Dear Participant:

        Certain contributions made on your behalf to First Citicorp Life Insurance Company (First Citicorp Life) with respect to the Variable Annuity Contract issued by First Citicorp Life to the holder of the Contract (known as the Contract Holder) have been allocated at your direction to the CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount or the CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, each a subaccount of First Citicorp Life Variable Annuity Separate Account, a separate account of First Citicorp Life. All of the investable assets of each of the Subaccounts listed in the left hand column below are invested in the corresponding series of Variable Annuity Portfolios, a registered investment company, which are listed in the right hand column below.

                Subaccounts                                  Funds

  CitiSelect(R)VIP Folio 200 Subaccount           CitiSelect(R)VIP Folio 200
  CitiSelect(R)VIP Folio 300 Subaccount           CitiSelect(R)VIP Folio 300
  CitiSelect(R)VIP Folio 400 Subaccount           CitiSelect(R)VIP Folio 400
  CitiSelect(R)VIP Folio 500 Subaccount           CitiSelect(R)VIP Folio 500
  CitiFundsSM Small Cap Growth VIP                CitiFundsSM Small Cap Growth
   Portfolio Subaccount                            VIP Portfolio

        Variable Annuity Portfolios has called a meeting of its investors, including the Subaccounts, to vote on certain matters. First Citicorp Life, as the legal owner of all of the assets of the Subaccounts, will vote on such matters in accordance with the instructions received from contract owners of the Variable Annuity Contracts with unit interests in the Subaccounts, including the Contract Holder.

        As a participant of record at the close of business on the record date, February 10, 1999, you are entitled to instruct the Contract Holder as to how the Contract Holder should vote on certain proposals to be considered at a Special Meeting of Contract Holders described in the enclosed Notice of Special Meeting and at any adjournments thereof. The enclosed Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed to you and other participants by the Contract Holder on or about February 17, 1999.

        The Meeting will be held at the offices of Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York on Friday, April 9, 1999 at 9:00 a.m. Eastern Time. You are entitled to provide the Contract Holder with voting instructions for the following proposals to be voted upon:

        ITEM 1. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

        ITEM 2. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

        ITEM 3. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

        ITEM 4. To instruct First Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

        ITEM 5. To instruct First Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

        ITEM 6. To instruct First Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

        ITEM 7. To instruct First Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

        ITEM 8. To instruct First Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds.

        ITEM 9. To instruct First Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

        ITEM 10. To transact such other business as may properly come before the Special Meeting of Contract Holders and any adjournments thereof.

        The proposals to be considered at the Meeting are discussed in the enclosed Proxy Statement. You are urged to read the enclosed Proxy Statement prior to completing your ballot instructing the Contract Holder how to vote.

        To instruct the Contract Holder as to how to vote your interests in the Variable Annuity Contract allocated to the Subaccounts, you are asked to promptly mark your voting instructions on the enclosed ballot, then sign, date and mail it in the accompanying envelope.

        IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED IT WILL BE TREATED AS AN INSTRUCTION TO VOTE THE INTERESTS REPRESENTED THEREBY FOR THE PROPOSALS.

        THE UNIT INTERESTS FOR WHICH THE CONTRACT HOLDER RECEIVES NO VOTING INSTRUCTIONS FROM PARTICIPANTS WILL BE VOTED BY THE CONTRACT HOlDER IN THE SAME PROPORTION AS UNIT INTERESTS FOR WHICH THE CONTRACT HOLDER DOES, IN FACT, RECEIVE VOTING INSTRUCTIONS.

        First Citicorp Life is not aware of any matters, other than the specified proposals, to be acted upon at the Meeting. If any other matters come before the Meeting, the Contract Holder will vote upon such matters in its discretion. The Contract Holder reserves the right to vote for the adjournment of the Meeting for the purpose of further solicitation of voting instructions.

        At any time prior to the vote by the Contract Holder of the interests in the Subaccount, you may revoke your voting instructions by written notice to the Secretary of First Citicorp Life at 666 Fifth Avenue, 3rd Floor, New York, New York 10103.

        In addition to solicitation by mail, ballots may be solicited by the Board of Directors, officers and employees of the Contract Holder without compensation therefor.

Very truly yours,

FIRST CITICORP LIFE INSURANCE COMPANY


[Name]
[Title]

February 17, 1999


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED BALLOT, WHICH WILL HELP AVOID THE AdDITIONAL EXPENSES OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.


\

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

             FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                               A SEPARATE ACCOUNT
                    OF FIRST CITICORP LIFE INSURANCE COMPANY
                                666 Fifth Avenue
                                   3rd Floor
                            New York, New York 10103

                           NOTICE OF SPECIAL MEETING
                              OF CONTRACT HOLDERS

                        To be held Friday, April 9, 1999

        A Special Meeting of Contract Holders of Variable Annuity Contracts issued by First Citicorp Life Insurance Company (First Citicorp Life), with unit interests in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount or CitiFundsSM Small Cap Growth VIP Portfolio Subaccount of First Citicorp Life Variable Annuity Separate Account, a unit investment trust registered with the Securities and Exchange Commission, which invest all of their investable assets in corresponding series of Variable Annuity Portfolios, will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 9:00 a.m., Eastern Time, for the following purposes:

        ITEM 1. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

        ITEM 2. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

        ITEM 3. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500.

        ITEM 4. To instruct First Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act.

        ITEM 5. To instruct First Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

        ITEM 6. To instruct First Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

        ITEM 7. To instruct First Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

        ITEM 8. To instruct First Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds.

        ITEM 9. To instruct First Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund.

        ITEM 10. To transact such other business as may properly come before the Special Meeting of Contract Holders and any adjournments thereof.


        THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1 THROUGH 9.

        Only Contract Holders of record on February 10, 1999 will be entitled to vote at the Special Meeting of Contract Holders and at any adjournments thereof.


February 17, 1999

        YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HElP AVOID THE ADDITIONAL

EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

                    CITISELECT(R) VIP FOLIO 200 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 300 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 400 SUBACCOUNT,
                   CITISELECT(R) VIP FOLIO 500 SUBACCOUNT AND
                   CITIFUNDSSM SMALL CAP GROWTH VIP PORTFOLIO
                                   SUBACCOUNT
                                       OF
             FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT,
                             A SEPARATE ACCOUNT OF
                     FIRST CITICORP LIFE INSURANCE COMPANY
                                666 Fifth Avenue
                                   3rd Floor
                            New York, New York 10103


                                PROXY STATEMENT

        This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of First Citicorp Life Insurance Company (First Citicorp Life), on behalf of First Citicorp Life Variable Annuity Separate Account, a separate account of First Citicorp Life, for use at a Special Meeting of contract holders (known as the Contract Holders) of Variable Annuity Contracts issued by First Citicorp Life with unit interests in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount or CitiFundsSM Small Cap Growth VIP Portfolio Subaccount of First Citicorp Life Variable Annuity Separate Account, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 9:00 a.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

        The close of business on February 10, 1999 has been fixed as the Record Date for the determination of (a) Contract Holders entitled to notice of and to vote at the Meeting, and (b) Participants entitled to give instructions to Contract Holders as to how to vote at the Meeting. __________ Units of CitiSelect(R) VIP Folio 200 Subaccount, __________ Units of CitiSelect(R) VIP Folio 300 Subaccount, __________ Units of CitiSelect(R) VIP Folio 400 Subaccount, __________ Units of CitiSelect(R) VIP Folio 500 Subaccount and __________ Units of CitiFundsSM Small Cap Growth VIP Portfolio Subaccount were outstanding as of the close of business on the Record Date. Contract Holders of record at the close of business on the Record Date will be entitled to one vote for $100 of dollar value of Units in the applicable Subaccount, with fractional votes for amounts less than $100.

        All of the investable assets of each of the Subaccounts listed in the left hand column below are invested in the corresponding series of Variable Annuity Portfolios, a registered investment company, which are listed in the right hand column below.

                Subaccounts                                 Funds

   CitiSelect(R)VIP Folio 200 Subaccount          CitiSelect(R)VIP Folio 200
   CitiSelect(R)VIP Folio 300 Subaccount          CitiSelect(R)VIP Folio 300
   CitiSelect(R)VIP Folio 400 Subaccount          CitiSelect(R)VIP Folio 400
   CitiSelect(R)VIP Folio 500 Subaccount          CitiSelect(R)VIP Folio 500
   CitiFundsSM Small Cap Growth VIP               CitiFundsSM  Small Cap Growth
    Portfolio Subaccount                           VIP Portfolio

        The Annual Report for the Subaccounts for the fiscal years ended December 31, 1998, including audited financial statements, has previously been sent to Contract Holders and is available without charge by written request or by calling ______________.

        This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Directors of First Citicorp Life on or about February 17, 1999.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

        Each Subaccount is a shareholder of the corresponding Fund. First Citicorp Life, as legal owner of all the assets of each Subaccount, has been asked to vote on certain matters with respect to the Funds because Variable Annuity Portfolios has called a meeting of its investors to vote on such matters. First Citicorp Life will vote on such matters in accordance with the instructions received from Contract Holders. Each employee participating on the Record Date under a Variable Annuity Contract issued to or adopted by a Contract Holder (known as a Participant) shall have the right to give written instructions to the applicable Contract Holder with respect to the interest in the Funds attributable to his or her portion of the unit interests held in the Subaccounts. Each Contract Holder shall provide voting instructions to First Citicorp Life with respect to its unit interests in accordance with the instructions received from its Participants.

        If the accompanying form of proxy is executed properly and returned, unit interests represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Contract Holders of the CitiFundsSM Small Cap Growth VIP Portfolio Subaccount will not vote on Items 1, 2 and 3, and Contract Holders of all of the Subaccounts will vote together on the election of Mr. McLendon as a Trustee of the Funds. Otherwise, Contract Holders of each Subaccount will vote separately with respect to each Item. IF NO INSTRUCTIONS ARE SPECIFIED, ALL UNIT INTERESTS OF THE CITISELECT SMALL CAP GROWTH VIP PORTFOLIO SUBACCOUNT WILL BE VOTED FOR EACH OF PROPOSED ITEMS 4 THROUGH 9, AND ALL UNIT INTERESTS OF EACH OTHER SUBACCOUNT WILL BE VOTED FOR EACH OF PROPOSED

ITEMS 1 THROUGH 9. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of First Citicorp Life.

        If sufficient votes to approve the proposed Items 1 through 9 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those unit interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all unit interests that they are entitled to vote with respect to Items 1 through 9 for the proposed adjournment, unless directed to disapprove the Item, in which case such unit interests will be voted against the proposed adjournment.

        With respect to each Subaccount, the presence in person or by proxy of the holders of a majority of the outstanding unit interests in that Subaccount entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 9, as applicable. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as unit interests that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 9.

                               GENERAL BACKGROUND

        As disclosed in the First Citicorp Life Variable Annuity Separate Account Prospectus, all of the investable assets of the Subaccounts are invested in the Funds.

        The Funds are managed by Citibank, N.A. The CitiSelect VIP Folios are asset allocation funds. Each of these Funds invests in a mix of equity, fixed income and money market securities that is designed by Citibank to offer a different level of potential return with a different amount of risk. These Funds employ investment subadvisers to manage certain types of securities or to manage securities in particular investment styles. Citibank monitors and supervises the subadvisers. Citibank itself manages the assets of CitiFunds Small Cap Growth VIP Portfolio.

        First Citicorp Life, a the legal owner of all the assets of the Subaccounts is being asked to vote on the approval three new subadvisers for the Funds. Approval of these subadvisers is covered by Items 1, 2 and 3 below. These subadvisers will continue to manage the Funds' assets after the implementation of the proposed restructuring described below.

CURRENT STRUCTURE AND SUBADVISERS

        The Funds currently operate on a stand-alone basis; that is, each Fund invests directly in investment securities in accordance with its investment objective and policies.

        The assets of CitiFunds Small Cap Growth VIP Portfolio are invested primarily in small capitalization growth securities and currently are managed directly by Citibank.

        Citibank determines the asset allocations for CitiSelect VIP Folios 200-500. The assets of these Funds currently are allocated among up to eight types of securities, or asset classes. These asset classes are large capitalization growth securities, large capitalization value securities, small capitalization growth securities, small capitalization value securities, international equity securities, U.S. fixed income securities, foreign government securities and money market securities. Citibank has decided to add high yield securities as an additional asset class for the Funds and to delete the money market securities asset class. The addition or deletion of asset classes does not, by itself, require shareholder approval, but hiring a subadviser for any new asset class would require shareholder approval.

        Citibank manages certain of the Funds' asset classes itself, and supervises subadvisers for the remaining asset classes. Currently, Citibank manages the large capitalization growth, small capitalization growth, U.S. fixed income and money market asset classes. The following subadvisers currently manage the asset classes indicated: large capitalization value securities, Mutual Management Corp.; small capitalization value securities, Franklin Advisory Services, Inc; foreign government securities, Salomon Brothers Asset Management Limited (effective March 1, 1999); and international equity securities, Hotchkis and Wiley. Mutual Management Corp. and Salomon Brothers Asset Management Limited may act as subadvisers only for an interim period unless their sub-management agreements are approved by Fund shareholders. Also, Citibank is recommending that Salomon Brothers Asset Management Inc be hired as a subadviser to manage the Funds' high yield securities. Salomon Brothers Asset Management Inc cannot act as a subadviser until its sub-management agreement is approved by Fund shareholders.

        Under the CitiSelect VIP Folios' existing structure, Citibank and each subadviser manage the assets in each asset class for each of CitiSelect VIP Folios 200-500 and the assets of CitiFunds Small Cap Growth VIP Portfolio separately. This means, for example, that Citibank currently manages five pools of assets consisting of small capitalization growth securities, one for each Fund. Because the assets of CitiSelect VIP Folios 200-500 currently are allocated among up to eight types of securities, Citibank and the subadvisers currently manage a total of 33 separate pools of assets, including the small capitalization growth securities managed for CitiFunds Small Cap Growth VIP Portfolio. This structure is administratively burdensome and expensive for the Funds. In addition, because of the separate pools of assets, the Funds are limited in their ability to take advantage of economies of scale of asset management.

PROPOSED STRUCTURE AND SUBADVISERS

        Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission. Recent amendments to the Investment Company Act of 1940 now permit funds to invest their assets in multiple registered investment companies so long as the investment companies hold themselves out to investors as related companies for purposes of investment and investor services.

        In order to take advantage of this change in law and any future changes in law on this topic, the Funds are proposing the following restructuring: eight or more new investment companies (referred to as "New Portfolios"), each corresponding to a particular asset class of the existing Funds or any new asset class in which the Funds are permitted to invest, will be created. This will permit all of the Funds' assets of a single type to be managed in a single pool. Each of CitiSelect VIP Folios 200-500 will contribute each of its securities to that New Portfolio representing the asset class for that particular security (e.g., foreign bonds will be contributed to the New Portfolio which will invest solely in foreign bonds and related investments). CitiFunds Small Cap Growth VIP Portfolio will contribute its securities to that New Portfolio which will invest solely in small capitalization growth securities. In exchange, each Fund will receive an interest in the New Portfolio to which the contribution was made. As a result, each Fund will invest all of its investable assets in one or more of the New Portfolios. After giving effect to the restructuring, Citibank will continue to perform its asset allocation services at the Fund level for the CitiSelect VIP Folios.

        Under this proposed structure, Citibank and the subadvisers described above will manage the assets in each asset class in a single pool. This means, for example, that Citibank will manage all small cap growth securities for all of the Funds in a single New Portfolio. The restructuring is illustrated by the chart below.

BEFORE RESTRUCTURING: EACH FUND IS A STAND-ALONE FUND CONTAINING ALL APPLICABLE ASSET CLASSES.

[Description of Chart
(Page layout - landscape)
Five boxes across page. Each box contains the name of one Fund. The boxes contain the following names (from left to right): CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500 and CitiFunds Small Cap Growth VIP Portfolio.]

AFTER RESTRUCTURING: EACH FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN ONE OR MORE NEW PORTFOLIOS.

[Description of Chart
(Page layout - landscape)
Five boxes across page. Each box contains the name of one Fund. The boxes contain the following names (from left to right): CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500 and CitiFunds Small Cap Growth VIP Portfolio. Eight boxes are placed across the page under the five boxes containing the names of the Funds. Each of the eight boxes contains the heading "New Portfolio." In each of the eight boxes under the "New Portfolio" heading is the name of a portfolio. The names of the portfolios in the boxes are (from left to right): Large Cap Growth Securities, Large Cap Value Securities, Small Cap Value Securities, Intermediate Income Securities, International Securities, Foreign Government Bonds, High Yield Securities and Small Cap Growth Securities. Arrows connect the first four boxes containing the names of the Funds to each of the eight boxes beneath them and connect the fifth box containing the name of CitiFunds Small Cap Growth VIP Portfolio to the box containing the caption, "New Portfolio Small Cap Growth Securities."]


        THE FUNDS' EXPENSE RATIO WILL NOT INCREASE AS A RESULT OF THE RESTRUCTURING. CONTRACT HOLDERS ALSO SHOULD NOTE THAT THE CoNTRACTUAL LEVEL OF MANAGEMENT FEES FOR FUND SHAREHOLDERS WILL NOT INCREASE. IT IS EXPECTeD THAT THE SAME PERSONNEL AT CITIBANK AND AT EACH SUBADVISER WHO CURRENTLY PROVIDE INVESTMENT MANAGEMENT SERVICES WILL CONTINUE TO DO SO AFTER THE RESTRUCTURING, AND THE NATURE, LEVEL AND QUALITY OF SERVICES TO THE FUNDS WILL NOT BE ADVERSELy AFFECTED.

        The restructuring is intended to be tax-free to Fund shareholders, and the Funds intend to apply to the Internal Revenue Service for a private letter ruling to that effect. The implementation of the restructuring will be contingent upon the receipt of that private letter ruling or an opinion of counsel to the same effect.

        The Funds' Trustees believe that this restructuring is in the best interests of Fund shareholders. Subject to receipt of the private letter ruling or opinion of counsel described above, the Trustees will implement the restructuring for each Fund if shareholders of that Fund and each other Fund approve each of the proposals in Items 4 and 5 below. The proposal in Item 6 will permit the Trustees, subject to receiving exemptive relief from the Securities and Exchange Commission, to hire new subadvisers for the New Portfolios without Fund shareholder approval. The Trustees will implement the restructuring whether or not Fund shareholders approve the proposals in this Proxy Statement other than those in Items 4 and 5.

        In the event that the proposals in Items 4 and 5 below do not receive the requisite shareholder approval for any Fund, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by shareholders of that Fund.

        ITEM 1.   TO INSTRUCT FIRST CITICORP LIFE TO VOTE WITH RESPECT TO
                  THE APPROVAL OF A SUB-MANAGEMENT AGREEMENT BETWEEN MUTUAL MANAGEMENT CORP. AND VARIABLE ANNUITY PORTFOLIOS WITH RESPECT TO CITISELECT VIP FOLIOS 200-500.

        ITEM 2. TO INSTRUCT FIRST CITICORP LIFE TO VOTE WITH RESPECT TO THE APPROVAL OF A SUB-MANAGEMENT AGREEMENT BETWEEN SALOMON BROTHERS ASSET MANAGEMENT LIMITED AND VARIABLE ANNUITY PORTFOLIOS WITH RESPECT TO CITISELECT VIP FOLIOS 200-500.

        ITEM 3.   TO INSTRUCT FIRST CITICORP LIFE TO VOTE WITH RESPECT TO
                  THE APPROVAL OF A SUB-MANAGEMENT AGREEMENT BETWEEN SALOMON BROTHERS ASSET MANAGEMENT INC AND VARIABLE ANNUITY PORTFOLIOS WITH RESPECT TO CITISELECT VIP FOLIOS 200-500.

    ONLY CONTRACT HOLDERS OF CITISELECT FOLIOS 200-500 SUBACCOUNTS ARE BEING ASKED TO VOTE ON ITEMS 1 THROUGH 3.

        Citibank, N.A. currently manages the assets of the CitiSelect VIP Folios and provides administrative services to the Funds pursuant to separate Management Agreements, each dated November 8, 1996. Subject to the terms of each Management Agreement, Citibank is responsible for the investment management of the applicable Fund, selects, subject to the review and approval of the Board of Trustees of the Funds, subadvisers to make the investment selections with respect to certain types of securities of the Fund consistent with the guidelines and directions set by Citibank and the Board of Trustees, and reviews each subadviser's continued performance.

        Miller Anderson & Sherrerd, LLP served as subadviser for the large cap value securities of CitiSelect VIP Folios 200-500 from the Funds' inception through January 21, 1999. Since January 22, 1999, Mutual Management Corp.
(MMC), an affiliate of Citibank as described below, has managed the large cap value securities of CitiSelect VIP Folios 200-500 that were previously managed by Miller Anderson.

        Pacific Investment Management Company (PIMCO) has served as subadviser for the foreign government securities of CitiSelect VIP Folios 200-500 from the Funds' inception. Commencing March 1, 1999, Salomon Brothers Asset Management Limited (SBAM), also an affiliate of Citibank, will manage the foreign government securities that are currently managed by PIMCO.

        As noted, it is proposed that Salomon Brothers Asset Management Inc (SBAMInc) be hired as subadviser for high yield securities, a new asset class for the CitiSelect VIP Folios. SBAMInc is also an affiliate of Citibank. SBAMInc, a Delaware corporation, maintains its principal business office at 7

World Trade Center, New York, New York, 10048. SBAMInc currently is not managing any Fund assets.

        MMC, a Delaware corporation, maintains its principal office at 388 Greenwich Street, New York, New York 10013. MMC currently manages the large cap value securities of CitiSelect VIP Folios 200-500 on an interim basis, with approval of the Funds' Board of Trustees. Approval of the shareholders of the Funds is necessary for MMC to continue to serve as subadviser. If Item 1 is approved, MMC will continue to be responsible for the daily management of the large cap value securities of CitiSelect VIP Folios 200-500.

        SBAM, a limited liability private company formed and domiciled in England and Wales, maintains its principal office at 111 Buckingham Palace Road, London, England. SBAM is a U.S. registered investment adviser. Commencing March 1, 1999, SBAM will manage the foreign government securities of CitiSelect VIP Folios 200-500 on an interim basis, with approval of the Funds' Board of Trustees. Approval of the shareholders of the Funds is necessary for SBAM to continue to serve as subadviser. If Item 2 is approved, SBAM will continue to be responsible for the daily management of the foreign government securities of CitiSelect VIP Folios 200-500.

        The Board of Trustees terminated the Funds' Sub-Management Agreements with Miller Anderson and PIMCO upon Citibank's recommendations. These recommendations were based on Citibank's evaluation of the services provided by these subadvisers, as well as the availability of appropriate asset management capabilities and resources in its affiliates, MMC and SBAM.

        In accordance with the requirements of the 1940 Act, each Sub-Management Agreement must be approved by the shareholders of each of CitiSelect VIP Folios 200-500. If the proposed restructuring takes place, MMC, SBAM and SBAMInc will serve as subadvisers to the New Portfolios representing the large cap value, foreign government and high yield asset classes, respectively.

                         THE SUB-MANAGEMENT AGREEMENTS

        If the Sub-Management Agreements with MMC and SBAM are approved by the required shareholders of CitiSelect VIP Folios 200-500, as described herein, MMC and SBAM will continue to serve as subadvisers to each of CitiSelect VIP Folios 200-500. Similarly, if the Sub-Management Agreement with SBAMInc is approved by the required shareholders of CitiSelect VIP Folios 200-500, as described herein, SBAMInc will serve as subadviser to each of CitiSelect VIP Folios 200-500. Each Sub-Management Agreement, if approved by "a majority of the outstanding voting securities" (as defined under "Vote Required" below) of the applicable Fund, will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. Each Sub-Management Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Funds or by

"a majority of the outstanding voting securities" of the applicable Fund or by Citibank. Each Sub-Management Agreement may also be terminated by the applicable subadviser upon 90 days' advance written notice to Citibank. Each Sub-Management Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

        Under each Sub-Management Agreement, MMC, SBAM or SBAMInc, as appropriate, will furnish continuing portfolio management services with respect to the large cap value, foreign government or high yield securities of CitiSelect VIP Folios 200-500, subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the then current Registration Statement under the 1940 Act with respect to the applicable Fund. Each subadviser will also provide Citibank with such investment advice and reports and data as are requested by Citibank.

        Each Sub-Management Agreement provides that the subadviser will be responsible for providing Citibank with such investment advice and supervision as Citibank may from time to time consider necessary for the proper supervision of such portion of a Fund's assets as Citibank may designate from time to time; furnishing continuously an investment program and determining from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the portfolio allocated by Citibank to the subadviser will be held uninvested, subject always to the restrictions of the Funds' Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended and restated from time to time, the provisions of the 1940 Act, the then-current Registration Statement with respect to the applicable Fund, and subject, further, to the applicable subadviser notifying Citibank in advance of its intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by Citibank; making recommendations to Citibank as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised; and taking, on behalf of the Fund, all actions which the subadviser deems necessary to implement the investment policies of the Fund, and in particular placing all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end each subadviser is authorized as agent to give instructions to the custodian and any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund.

        The subadvisers are not liable for any error of judgment or mistake of law or for any loss suffered by any of CitiSelect VIP Folios 200-500 in connection with the matters to which the applicable Sub-Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their obligations and duties, or by reason of reckless disregard of their obligations and duties under the applicable Agreement.

        Contract Holders should refer to Exhibits A, B and C attached hereto for the complete terms of the Sub-Management Agreements with MMC, SBAM and SBAMInc, respectively. The description of each Sub-Management Agreement set forth herein is qualified in its entirety by the provisions of the Sub-Management Agreement as set forth in such Exhibits.

                            INVESTMENT ADVISORY FEES

        Until the approval of the shareholders of the Funds is obtained for a new MMC Sub-Management Agreement, applicable rules under the 1940 Act do not permit MMC to be paid more than the compensation Miller Anderson would have received under its Sub-Management Agreement with the Funds. The fees payable under the Miller Anderson Sub-Management Agreement were accrued daily and payable monthly and were equal to the percentages specified below of the aggregate assets of the Funds allocated to Miller Anderson:

                   Fees Previously Payable to Miller Anderson

                           0.625% on the first $25 million;
                           0.375% on the next $75 million;
                           0.250% on the next $400 million; and
                           0.20% on assets in excess of $500 million.


        Under the proposed new MMC Sub-Management Agreement, from and after approval by the shareholders of the Funds, the Funds will pay MMC for its services on the basis of the following annual fee schedule:

                           MMC Proposed Fee Schedule

                           0.65% on the first $10 million;
                           0.50% on the next $10 million;
                           0.40% on the next $10 million; and
                           0.30% on remaining assets.

        Fees are accrued daily and payable monthly and are at the annual rates equal to the percentages specified above of the aggregate assets of the Funds allocated to MMC. Fees under the new MMC Sub-Management Agreement will be higher than those that would have been payable to Miller Anderson; however, the Funds' overall management fee will remain the same. To the extent that MMC's fees are higher than those that would have been payable to Miller Anderson, Citibank's management fee will go down by the same amount. As a result, shareholders of the Funds will not be affected by the increase.

        During the Funds' fiscal years ended December 31, 1998, Miller Anderson received $__________ in advisory fees from the Funds. Had the proposed fees under the new MMC Sub-Management Agreement been in effect during this period, Miller Anderson would have received $____________ in advisory fees from the Funds, or ____% of the fees that Miller Anderson actually received during this period.

        Under the SBAM Sub-Management Agreement, the Funds will pay SBAM for its services on the basis of the following annual fee schedule:

                               SBAM Fee Schedule

                        0.30% on the first $200 million;
                       0.25% on assets over $200 million

        Fees are accrued daily and payable monthly and are at the annual rates equal to the percentages specified above of the aggregate assets of the Funds allocated to SBAM. These fees are the same as those that will be paid to SBAM as interim subadviser to the Funds, commencing March 1, 1999. Fees under the new SBAM Sub-Management Agreement will be lower than those that would have been payable to PIMCO; however, the Funds' overall management fees paid by shareholders of the Funds will remain the same. To the extent that SBAM's fees are lower than those that would have been payable to PIMCO, Citibank's management fee will increase by the same amount. As a result, shareholders of the Funds will not be affected by the decrease.

        During the Funds' fiscal years ended December 31, 1998, PIMCO received $__________ in advisory fees from the Funds. Had the proposed fees under the new SBAM Sub-Management Agreement been in effect during this period, PIMCO would have received $____________ in advisory fees from the Funds, or ____% of the fees that PIMCO actually received during this period.


        Under the SBAMInc Sub-Management Agreement, the Funds will pay SBAMInc for its services on the basis of the following annual fee schedule:

                              SBAMInc Fee Schedule

                        0.45% on the first $100 million;
                   0.40% on assets in excess of $100 million.

        Fees will be accrued daily and payable monthly and will be at the annual rates equal to the percentages specified above of the aggregate assets of the Funds allocated to SBAMInc.

                 INFORMATION REGARDING MUTUAL MANAGEMENT CORP.

        The following information regarding MMC has been provided by MMC.

        MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - and use diverse channels to make them available to consumers and corporate managers to numerous investment companies having aggregate assets as of the date of this Proxy Statement in excess of

$290 billion. Citigroup's principal business address is 153 East 53rd Street, New York, New York 10043.

        Frances A. Root will manage the large cap value securities of CitiSelect VIP Folios 200-500 allocated to MMC. Ms. Root is a Director of MMC and a Senior Portfolio Manager. She joined Smith Barney Capital Management in 1992. Formerly, she was with Shearson Lehman Advisors as a Vice President and Portfolio Manager for seven years; and prior to that, with E.F. Hutton & Company, Inc. She is a Chartered Financial Analyst and a member of The New York Society of Security Analysts. Ms. Root holds a BA degree from Sweet Briar College.

        The following table sets forth certain information concerning the principal executive officers and directors of MMC. The address of each of the following persons is 388 Greenwich Street, New York, New York 10013.

_______________________________________________________________________________
             NAME                                 PRINCIPAL OCCUPATION
_______________________________________________________________________________
Heath B. McLendon                        Chairman, President and Chief
                                          Executive Officer of MMC and
                                          Managing Director of Salomon
                                          Smith Barney
_______________________________________________________________________________
Lewis E. Daidone                         Director and Senior Vice President of
                                          MMC; Managing Director of
                                          Salomon Smith Barney and Senior
                                          Vice President and Treasurer of
                                          forty-one mutual funds sponsored by
                                          Salomon Smith Barney
_______________________________________________________________________________
A. George Saks                           Director of MMC and Executive Vice
                                          President of Salomon Smith Barney
_______________________________________________________________________________
Michael J. Day                           Treasurer of MMC and Managing
                                          Director of Salomon Smith Barney
_______________________________________________________________________________
Christina T. Sydor                       General Counsel and Secretary of
                                          MMC; Managing Director of
                                          Salomon Smith Barney and
                                          Secretary of the forty-one
                                          investment companies sponsored by
                                          Salomon Smith Barney
_______________________________________________________________________________

        The following table indicates the size of each investment company advised by MMC with an investment objective that is similar to the objective of above average total return consistent with reasonable risk and the advisory fee rates of these investment companies.

_______________________________________________________________________________
                                    NET ASSETS ON        ANNUAL MANAGEMENT
                                     DECEMBER 31,               FEE
                                         1998                PERCENT OF
                 FUND               (IN THOUSANDS)       AVERAGE NET ASSETS
_______________________________________________________________________________
_______________________________________________________________________________
OPEN-END FUND
_______________________________________________________________________________
Smith Barney Funds, Inc.               $______         0.60% to $500 million;
  Large Cap Value Fund                                 0.55% next $500 million;
                                                       0.50% after $1 billion
_______________________________________________________________________________
_______________________________________________________________________________
VARIABLE ANNUITY FUNDS
_______________________________________________________________________________
Smith Barney Variable Account          $13,779                  0.60%
Funds
  Income and Growth Portfolio
_______________________________________________________________________________
Travelers Series Fund, Inc.            $464,936                 0.65%
    Smith Barney Large Cap Value
      Portfolio
_______________________________________________________________________________

        INFORMATION REGARDING SALOMON BROTHERS ASSET MANAGEMENT LIMITED

        The following information regarding SBAM has been provided by SBAM.

        SBAM is a limited liability private company formed and domiciled in England and Wales. It is a wholly owned subsidiary of Salomon Brothers Europe Limited, Victoria Plaza, 111 Buckingham Palace Road, London SWIS OSB. Salomon Brothers Europe Limited is owned by two wholly owned subsidiaries of Salomon Brothers Holding Company Inc (388 Greenwich Street, New York, New York 10013), Salomon (International) Finance AG (Schipfe 2, P.O. Box 4406, Zurich, Switzerland) and Salomon International Limited (Victoria Plaza, 111 Buckingham Palace Road, London SWIS OSB). Salomon Brothers Holding Company Inc is wholly owned by Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. Citigroup's businesses are described above.

        __________ will manage the assets of Foreign Bond Portfolio allocated to SBAM. __________ is a __________ of SBAM. __________ joined SBAM in
__________. Formerly, __________ was with __________ as __________ for
__________ years; and prior to that, with __________. __________ holds a degree from __________.

        The following table sets forth certain information concerning the principal executive officers and directors of SBAM. The address of each of the following persons is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

_______________________________________________________________________________
          NAME                                 PRINCIPAL OCCUPATION

_______________________________________________________________________________
Vilas V. Gadkari                            Managing Director and Chief
                                             Investment Officer of SBAM;
                                             Managing Director of SBAMInc;
                                             Managing Director of Salomon
                                             Brothers Inc.; and Managing
                                             Director Salomon Brothers
                                             International Limited
_______________________________________________________________________________
David J. Scott                              Director of SBAM
_______________________________________________________________________________
David J. Griffiths                          Economist and Portfolio Manager of
                                             SBAM
_______________________________________________________________________________
Karolos Haggipavlou                         Portfolio Manager of SBAM
_______________________________________________________________________________

        The following table indicates the size of each investment company advised by SBAM with an investment objective that is similar to the objective of maximum total return consistent with preservation of capital and the advisory fee rates of these investment companies.

_______________________________________________________________________________
                                                         ANNUAL MANAGEMENT
                                      NET ASSETS ON             FEE
                                      DECEMBER 31,         PERCENT OF
           FUND                          1998            AVERAGE NET ASSETS
_______________________________________________________________________________
_______________________________________________________________________________
OPEN-END FUNDS
_______________________________________________________________________________
  Salomon Brothers Global Bond        $45,046,911        .375% to $50 million
   Series of the JNL Series                              .35% next $100
   Trust                                                 million
                                                         .30% next $350
                                                         million
                                                         .25% over $500
                                                         million
_______________________________________________________________________________
  Salomon Brothers Investment         $117,747,606       .75%
   Series - Strategic Bond Fund

_______________________________________________________________________________
  Strategic Bond Opportunity          $95,200,414        .35% to $50 million
   Series of the American                                .30% next $150
   Growth Series                                         million
                                                         .25% next $300
                                                         million
                                                         .10% over $500
                                                         million
_______________________________________________________________________________
  Strategic Bond Trust for the        $441,725,216       .35% to $50 million
    NASL Series                                          .30% next $150
                                                         million
                                                         .25% next $300
                                                         million
                                                         .20% over $500
                                                         million
_______________________________________________________________________________
  Strategic Income Fund of the        $79,754,865        .35% to $50 million
   North American Funds Series                           .30% next $150
                                                         million
                                                         .25% next $300
                                                         million
                                                         .20% over $500
                                                         million
_______________________________________________________________________________
_______________________________________________________________________________
VARIABLE ANNUITY FUND
_______________________________________________________________________________
  Salomon Brothers Variable           $10,390,056        .75%
   Series Fund
_______________________________________________________________________________
_______________________________________________________________________________

          INFORMATION REGARDING SALOMON BROTHERS ASSET MANAGEMENT INC

        The following information regarding SBAMInc has been provided by SBAMInc.

        SBAMInc is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. Salomon Brothers Holding Company Inc is wholly owned by Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. Citigroup's businesses are described above.

        __________ will manage the assets of High Yield Portfolio allocated to SBAMInc. __________ is a __________ of SBAMInc. __________ joined SBAMInc in __________. Formerly, __________ was with __________ as __________ for
__________ years; and prior to that, with __________. __________ holds a degree from __________.


        The following table sets forth certain information concerning the principal executive officers and directors of SBAMInc. The address of each of the following persons other than Mr. Gadkari is 7 World Trade Center, New York, New York, 10048. Mr. Gadkari's address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England

_______________________________________________________________________________
              NAME                                 PRINCIPAL OCCUPATION
_______________________________________________________________________________
Vilas V. Gadkari                          Managing Director of SBAMInc;
                                            Managing Director and Chief
                                            Investment Officer of SBAM;
                                            Managing Director of Salomon
                                            Brothers Inc; and Managing Director
                                            Salomon Brothers International
                                            Limited
_______________________________________________________________________________
Mitchel E. Schulman                       Chief Operating Officer - Portfolios,
                                            SBAMInc
_______________________________________________________________________________
Marcus A. Peckman                         Vice President and Chief Financial
                                            Officer of SBAMInc
_______________________________________________________________________________
Michael F. Rosenbaum                      Chief Legal Officer of SBAMInc
_______________________________________________________________________________
Thomas W. Jasper                          Treasurer of SBAMInc
_______________________________________________________________________________
Andrew W. Alter                           Assistant Secretary of SBAMInc
_______________________________________________________________________________
Howard M. Darmstadter                     Assistant Secretary of SBAMInc
_______________________________________________________________________________


        The following table indicates the size of each investment company advised by SBAMInc with an investment objective that is similar to the objective of a high level of current income or the objective of capital appreciation and the advisory fee rates of these investment companies.

_______________________________________________________________________________
                                                          ANNUAL MANAGEMENT
                                    NET ASSETS ON                FEE
                                     DECEMBER 31,            PERCENT OF
                 FUND                    1998             AVERAGE NET ASSETS
_______________________________________________________________________________
_______________________________________________________________________________
Salomon Brothers Series Funds        $569,771,993               .75%
Inc
  Salomon Brothers High Yield
   Bond Fund
_______________________________________________________________________________
 Salomon Brothers Variable Series    $7,189,550                 .75%
 Funds Inc
   Salomon Brothers Variable
    High Yield Bond Fund
_______________________________________________________________________________
Salomon Brothers Institutional       $41,418,579                .50%
Series Funds Inc
  Salomon Brothers Institutional
   High Yield Bond Fund
_______________________________________________________________________________
Salomon Brothers High Income         $62,153,198                .70%*
Fund Inc
_______________________________________________________________________________
Salomon Brothers High Income         $881,476,410              1.00%*
Fund II Inc
_______________________________________________________________________________
Salomon Brothers/JNL Global          $52,040,000       .375% first $50 million
Bond Series, an investment                             .350% next $100 million
portfolio of JNL                                       .300% next $350 million
Series Trust                                           .250% over $500
                                                       million**
_______________________________________________________________________________
Heritage High Yield Bond Fund,       $54,365,000                .50%**+
an investment portfolio of
Heritage Income Trust
_______________________________________________________________________________

__________________________
* With respect to this fund the investment advisory or management fee is a percentage of average weekly net assets.
** With respect to this fund, SBAMInc serves as subadviser and, accordingly, the sponsoring investment adviser pays SBAMInc a portion of the total advisory fee.
+ Amount paid is a percentage of the annual investment advisory fee paid to the manager, without regard to any reduction in the fees paid to the manager as a result of any limitation of the fund's expenses.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

        At a meeting on February 5, 1999 the Trustees of the Funds considered information with respect to whether each proposed Sub-Management Agreement was in the best interests of CitiSelect VIP Folios 200-500 and their shareholders. The Board of Trustees considered, among other factors, representations by each subadviser regarding the nature and quality of services provided or to be provided by the subadviser, and information regarding fees, expense ratios and performance. In evaluating each subadviser's ability to provide services to the Funds, the Trustees considered information as to the subadviser's business organization, financial resources and personnel. The Board of Trustees also considered the conflicts of interest inherent in Citibank's recommendation that its affiliates be hired as subadvisers.

        The Board of Trustees also considered that under circumstances in which best price and execution may be obtained from more than one broker or dealer, each subadviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the subadviser. Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and subadviser, each subadviser has advised that such information is, in its opinion, only supplementary to the subadviser's own research activities and the information must still be analyzed, weighed and reviewed by the subadviser. It was noted that such information may be useful to the subadvisers in providing services to clients other than CitiSelect VIP Folios 200-500. Conversely, it was noted that information provided to the subadvisers by brokers and dealers through whom other clients of the subadvisers effect securities transactions may be useful to the subadvisers in providing services to these Funds.

        Based upon its review, the Board of Trustees of the Funds concluded that each of the Sub-Management Agreements is reasonable, fair and in the best interests of each of CitiSelect VIP Folios 200-500 and their respective shareholders, and that the fees provided in each of the Sub-Management Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Funds, including all of the Independent Trustees, unanimously approved each of the Sub-Management\Agreements and voted to recommend their approval by the shareholders of each of CitiSelect VIP Folios 200-500.

                                 VOTE REQUIRED

        Approval of a Sub-Management Agreement with respect to a Fund will require the approval of "a majority of the outstanding voting securities" of that Fund. This requires approval by the holders of 67% or more of the outstanding voting securities of the Fund which are present at the Meeting if the holders of more than 50% of such voting securities are present in person or by proxy, or more than 50% of the outstanding voting securities of the Fund, whichever is less.

        In the event that a Sub-Management Agreement does not receive the requisite approval, Citibank would (a) manage all of the assets of the applicable Fund itself, (b) negotiate a new investment subadvisory agreement with a different advisory organization, or (c) make other appropriate arrangements, in the case of alternative (b) or (c), subject to approval in accordance with the 1940 Act.

        THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF THE SUB-MANAGEMENT AGREEMENT WITH MMC, FOR APPROVAL OF THE SUB-MANAGEMENT AGREEMENT WITH SBAM AND FOR APPROVAL OF THE SUB-MANAGEMENT AGREEMENT WITH SBAMINC.


        ITEM 4. TO INSTRUCT FIRST CITICORP LIFE TO VOTE ON AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST TO ALLOW THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

        It is proposed that the Funds' Declaration of Trust be amended to permit the Funds to invest in other investment companies to the extent not prohibited by the 1940 Act.

        The Funds' Declaration of Trust presently permits each Fund to invest all of its investable assets in a single investment company that is registered under the 1940 Act. As described above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple registered investment companies so long as certain conditions are met. There also may be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.

        The proposed amendments to the Funds' Declaration of Trust which appear below will allow the Funds to take advantage of the recent changes in law, as well as future changes in law or regulation on this topic. These amendments will also permit the Funds to enter into the proposed restructuring described under "General Background" above. The Funds' Board of Trustees believes that these amendments will be to the Funds' advantage and are in the best interests of the shareholders of each Fund. See "General Background" above. It is proposed that Section 3.2(c) of the Declaration of Trust be amended by deleting the words below that have been marked through [bracketed for filing purposes] and adding the italicized words [[double brackets for filing purposes]]:

               (c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in [another investment company that is registered under the 1940 Act] [[one or more investment companies to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act]].

        Under the Declaration of Trust, the 1940 Act is defined to include both that Act itself and the rules and regulations under that Act; the amendment would be based on that definition.

                                 VOTE REQUIRED

        Approval of the amendment to the Declaration of Trust with respect to each Fund will require the approval of "a majority of the outstanding voting securities" (as defined under "Vote Required" in Items 1, 2 and 3 above) of that Fund.

        THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.


        ITEM 5.   TO INSTRUCT FIRST CITICORP LIFE TO VOTE WITH RESPECT TO
                  THE APPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND TO ALLOW THE ASSETS OF THAT FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

        Each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without the approval of the shareholders of the Funds. Certain of these fundamental investment restrictions currently permit each Fund to invest its investable assets in a single investment company having the same investment objectives and policies and substantially the same investment restrictions as that Fund. As noted above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. There may be future amendments to the 1940 Act affecting mutual funds' ability to invest in other funds.

        In order to take advantage of the flexibility of current and future applicable law and regulation and to permit the Funds to enter into the restructuring, it is proposed that each of the fundamental investment restrictions listed in Exhibit D be amended as indicated in that Exhibit. Contract Holders also should review Item 7 for additional proposed changes to these investment restrictions.

                                 VOTE REQUIRED

        Because the investment restrictions in Exhibit D are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require the approval of "a majority of the outstanding voting securities" (as defined under "Vote Required" in Items 1, 2 and 3 above) of that Fund.

        THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES, TO ALLOW THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.


        ITEM 6. TO INSTRUCT FIRST CITICORP LIFE TO VOTE ON AUTHORIZING THE TRUSTEES OF THE FUNDS TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

        As discussed above, Citibank currently employs subadvisers for the CitiSelect VIP Folios to perform the daily management of particular asset classes. See "General Background." Citibank monitors and supervises the activities of the subadvisers, and may terminate the services of any subadviser at any time. However, retaining the services of a new subadviser, and retaining the services of a replacement subadviser for longer than an interim period, currently require the approval of the shareholders of the Funds.

        Citibank itself currently manages the assets of CitiFunds Small Cap Growth VIP Portfolio, but Citibank may decide in the future that it may maximize the Fund's chances of achieving its investment objective if one or more subadvisers are hired. Retaining the services of a subadviser, and replacing that subadviser, would require the approval of the shareholders of the Funds.

        The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement would apply to the appointment of a new or replacement subadviser to any Fund. (There is an exception to this requirement that permits, under certain circumstances, entities to serve as replacement investment advisers or subadvisers for an interim period without the approval of the shareholders of the fund if their contracts have been approved by fund directors or trustees. MMC and SBAM are or will be serving as subadvisers to the CitiSelect VIP Folios pursuant to this exception.) This requirement also would apply to the appointment of a new or replacement subadviser to any New Portfolio following the proposed restructuring and the organization of that New Portfolio. Absent exemptive relief from the Securities and Exchange Commission, investors in a New Portfolio (i.e., Funds) would be asked to approve the advisory contract for the new subadviser. The Funds would then seek approval of the contract from their shareholders. The Securities and Exchange Commission has previously granted conditional exemptions from these voting requirements. If the Funds were to obtain similar exemptive relief and this proposed Item 6 is approved, the Board of Trustees would be able, without further approval of the shareholders of the Funds, to appoint additional or replacement subadvisers. The Trustees would not, however, be able to replace Citibank as investment manager without complying with the 1940 Act and applicable regulations governing the approval of advisory contracts by the shareholders of the Funds.


        This Item 6 is intended to facilitate the efficient supervision and management of the CitiSelect VIP Folios' subadvisers by Citibank and the Trustees, and to give Citibank flexibility in managing CitiFunds Small Cap Growth VIP Portfolio in the future. Citibank continuously monitors the performance of the subadvisers and, as is evidenced by Items 1 through 3 of this Proxy Statement, may from time to time recommend that the Board of Trustees replace one or more subadvisers or appoint additional subadvisers, depending on Citibank's assessment of what combination of subadvisers it believes will optimize each Fund's chances of achieving its investment objective. As Items 1 through 3 show, Citibank currently is required to obtain the approval of the shareholders of the Funds to add or replace a subadviser. If the Funds were to obtain exemptive relief and the shareholders of the Funds were to approve this proposed Item 6, the Trustees would no longer be required to call a Fund meeting of the shareholders of the Funds each time a new subadviser is appointed.

        These meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of scrutiny of the shareholders of the Funds of proposed contracts with additional or replacement subadvisers. However, even in the absence of approval of the shareholders of the Funds, any proposal to add or replace subadvisers would receive careful review. First, Citibank would assess a Fund's needs and, if it believed additional or replacement subadvisers could benefit the Fund, would search for available investment subadvisers. Second, any recommendations made by Citibank would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a fund and its shareholders, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with any conditions contained in the Securities and Exchange Commission exemptive order, if such order is granted.

        The Trustees believe that the proposed authority to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of the shareholders of the Funds is in the best interests of the shareholders of each Fund.

                                 VOTE REQUIRED

        Approval of this proposal with respect to a Fund will require the approval of "a majority of the outstanding securities" (as defined under "Vote Required" in Items 1, 2 and 3 above) of that Fund.

        THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR AUTHORIZING THE TRUSTEES OF THE TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS OF THE FUNDS.


        ITEM 7. TO INSTRUCT FIRST CITICORP LIFE TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND CONCERNING THAT FUND'S ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.


        As noted above in Item 5, each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without the approval of shareholders of the Funds. One of these fundamental investment restrictions concerns each Fund's ability to make loans to other persons. The Funds are proposing a technical amendment to this restriction to clarify that the purchase of fixed time deposits would not be a violation of this restriction.

        Certain other of the Funds' fundamental investment restrictions could be construed to limit the Funds' ability to buy or sell futures contracts and options on futures. The Funds are proposing technical amendments to these restrictions to clarify this point. The proposed amendments will clarify that each Fund's ability to buy or sell futures contracts and options on futures is consistent with that described in that Fund's prospectus.

        CitiSelect VIP Folios 200-500 are proposing to delete language concerning collateral arrangements with respect to futures contracts and options on futures from their fundamental investment restriction concerning the issuance of senior securities. The Funds believe that this language is not required as a matter of law, and adds nothing to the investment restriction which does not already appear therein. Even though the language will be deleted from the investment restrictions, the Funds will continue to provide collateral with respect to options, futures contracts and options on futures contracts to the extent required by applicable rules and regulations.

        To give effect to these technical amendments, it is proposed that each of the fundamental investment restrictions listed in Exhibit E be amended as indicated in that Exhibit. Contract Holders should note that Exhibit E assumes that Item 5 has been approved.

        The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of each Fund.

                                 VOTE REQUIRED

        Because the investment restrictions in Exhibit E are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require the approval of "a majority of the outstanding securities" (as defined under "Vote Required" in Items 1, 2 and 3 above) of that Fund.

        THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMEnT POLICIES CONCERNING THE FUNDS' ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SElL FUTURES CONTRACTS AND OPTIONS ON FUTURES.

        ITEM 8. TO INSTRUCT FIRST CITICORP LIFE TO ELECT HEATH B. MCLENDON AS A TRUSTEE OF THE FUNDS.

        The Funds are proposing that Heath B. McLendon be elected as a Trustee of the Funds, to hold office until his successors are chosen and qualified. Mr. McLendon, Chairman, President and Chief Executive Officer of Mutual Management Corp., the Citibank affiliate whose Sub-Management Agreement is being submitted for approval in Item 1, was appointed by the Board in February, 1999 and currently serves as a Trustee. Mr. McLendon has not been elected by the shareholders of the Funds. The remaining Trustees were previously elected by the shareholders of the Funds. Mr. McLendon will continue to serve as a Trustee whether or not shareholders of the CitiSelect VIP Folios approve Item 1.

        The following information shows the Trustees and the executive officers of the Funds and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Each Trustee and officer is also a Trustee or officer of certain other funds for which CFBDS, Inc., the Funds' distributor, or an affiliate, serves as the distributor or for which Citibank serves as investment adviser. Asterisks indicate those Trustees and officers who are "interested persons," as defined in the 1940 Act, of the Funds.

TRUSTEES OF THE TRUST

ELLIOTT J. BERV (aged 55) - Trustee (since November 1996); Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv

& Associates (Management Consultants) (since May 1984).

PHILIP W. COOLIDGE* (aged 47) -- Trustee (since November 1996); President of the Funds; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN (aged 55) -- Trustee (since November 1996); President and Director, Delta Financial, Inc. (since June 1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January 1996); President and Secretary, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Vantage Consulting Group, Inc. (since October 1988).

RILEY C. GILLEY (aged 72) -- Trustee (since November 1996); Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987).

DIANA R. HARRINGTON (aged 58) -- Trustee (since November 1996); Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September
1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, the Highland Family of Funds (March 1997 to March 1998).

SUSAN B. KERLEY (aged 47) -- Trustee (since November 1996); President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July 1990); Trustee, Mainstay Institutional Funds (since December 1990).

HEATH B. MCLENDON* (aged 65) - Trustee (since February 1999); Chairman, President and Chief Executive Officer of Mutual Management Corp. (since ___); Managing Director of Salomon Smith Barney (since ___).

C. OSCAR MORONG, JR. (aged 63) -- Trustee (since November 1996); Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January 1993); Director, Indonesia Fund; Director, MAS Funds.

WALTER E. ROBB, III (aged 72) -- Trustee (since November 1996); President, Benchmark Consulting Group, Inc. (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds.

E. KIRBY WARREN (aged 64) -- Trustee (since November 1996); Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987).

WILLIAM S. WOODS, JR. (aged 78) -- Trustee (since November 1996); Vice President-Investments, Sun Company, Inc. (retired, April 1984).

OFFICERS OF THE TRUST

PHILIP W. COOLIDGE* (aged 47) -- President of the Funds (since October 1996); Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU* (aged 28) -- Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

TAMIE EBANKS-CUNNINGHAM* (aged 26) -- Assistant Secretary of the Funds (since January 1998); Office Manager, Signature Financial Group, (Grand Cayman) Limited (Since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995).

JOHN R. ELDER* (aged 50) -- Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group, Inc. (since April 1995); Assistant Treasurer, CFBDS (since April 1995); Treasurer, the Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March 1995).

LINDA T. GIBSON* (aged 33) -- Secretary of the Funds (since October 1996); Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.

JAMES E. HOOLAHAN* (aged 51) -- Vice President, Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI* (aged 34) -- Vice President, Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994).

MOLLY S. MUGLER* (aged 47) -- Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN* (aged 30) -- Assistant Secretary of the Funds (since January
1998); Office Manager, Signature Financial Group (Europe) Limited.

SHARON M. WHITSON* (aged 50) -- Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER* (aged 39) -- Vice President, Assistant Secretary and Assistant Treasurer of the Funds (since October 1996); Vice President, Signature Financial Group, Inc.

        Trustees who serve on the boards of investment companies in the CitiFunds family of funds are compensated for their services on a complex-wide basis. Only those Trustees who are not affiliated with the Funds' distributor or Citibank receive compensation from the CitiFunds (including the Funds). The following table shows the compensation paid to the Trustees by the Funds and the other CitiFunds during the fiscal years ended December 31, 1998.



                               COMPENSATION TABLE

        The Funds' Trustees received the following remuneration from the Funds as a whole during their fiscal year ended December 31, 1998:

                                                 PENSION OR                        TOTAL
                                                 RETIREMENT                     COMPENSATION
                                                  BENEFITS        ESTIMATED        FROM
                            AGGREGATE             ACCRUED          ANNUAL        REGISTRANT
          NAME OF         COMPENSATION           AS PART OF       BENEFITS        AND FUND
          PERSON,             FROM                 FUND             UPON        COMPLEX PAID
         POSITION         REGISTRANT (1)         EXPENSES        RETIREMENT    TO TRUSTEES (1)

    Elliott J. Berv         $3,409.27               None             None         $53,750.00
    Philip W.
    Coolidge                  None                  None             None            None
    Mark T. Finn            $3,389.53               None             None         $52,000.00
    Riley C. Gilley         $3,384.44               None             None         $41,500.00
    Diana R.
    Harrington              $3,545.56               None             None         $59,000.00
    Susan B. Kerley         $3,513.95               None             None         $55,000.00
    C. Oscar Morong,
    Jr.                     $3,669.31               None             None         $71,000.00
    Walter E. Robb,
    III                     $3,395.04               None             None         $50,000.00
    E. Kirby Warren         $3,483.71               None             None         $49,000.00
    William S.
    Woods, Jr.              $3,484.86               None             None         $54,000.00

     ___________________________
    (1) Information relates to the fiscal years ended December 31, 1998. Messrs. Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods and Mses. Harrington and Kerley are trustees of 27, 49, 26, 33, 40, 30, 40, 26, 28 and 28 funds, respectively, in the family of open-end registered investment companies advised or managed by Citibank.

        The Board of Trustees met _____ times during the period commencing January 1, 1998 and ending December 31, 1998. The Board has created a standing Audit Committee, currently comprised of Ms. Kerley and Messrs. Gilley, Warren and Woods, none of whom is an "interested person," as defined in the 1940 Act, of the Funds or their administrator or distributor or of Citibank. The Audit Committee met _____ times during the period commencing January 1, 1998 and ending December 31, 1998 to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by its independent certified public accountants and to consider the possible effect of such services on their independence. The Board has also created a standing Performance & Review Committee, currently comprised of Ms. Harrington and Messrs. Berv, Finn and

Robb, none of whom is an "interested person" of the Funds or their administrator or distributor or of Citibank. The Performance & Review Committee met _____ times during the period commencing January 1, 1998 and ending December 31, 1998. Each Trustee attended at least 75% of all Board and applicable committee meetings.

        The Funds' Declaration of Trust provides that they will indemnify their Trustees and officers against all liabilities and expenses incurred or paid in connection with litigation in which they may be involved because of their offices with the Funds, unless, with respect to liability to shareholders of the Funds, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Funds. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                                 VOTE REQUIRED

        Election of Mr. McLendon as a Trustee will require approval by the holders of a majority of the outstanding securities of the Funds, taken together as a single class, which are present at the Meeting in person or by proxy.

        THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR THE ELECTION OF HEATH B. MCLENDON AS A TRUSTEE OF THE FUNDS.

        ITEM 9. TO INSTRUCT FIRST CITICORP LIFE TO VOTE ON THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.

        It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Funds who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, of PricewaterhouseCoopers LLP under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending December 31, 1999. PricewaterhouseCoopers LLP has no direct or material indirect interest in any Fund.

        PricewaterhouseCoopers LLP has served as the Funds' independent certified public accountants since their commencement of operations, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        Representatives of PricewaterhouseCoopers LLP [are expected to be present at the Meeting and are expected to be available to respond to appropriate questions. Representatives of PricewaterhouseCoopers LLP are expected to have the opportunity to make a statement if they desire to do so.]

                                 VOTE REQUIRED

        Approval of this proposal with respect to a Fund will require approval by the holders of a majority of the outstanding securities of that Fund which are present at the Meeting in person or by proxy.

        THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE UNANIMOUSLY RECOMMENDS THAT CONTRACT HOLDERS OF EACH SUBACCOUNT AND THEIR PARTICIPANTS VOTE FOR APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.


        ITEM 10. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF CONTRACT HOLDERS AND ANY ADJOURNMENTS THEREOF.

        The management of First Citicorp Life knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS

        As of __________ __, 1999, no Director or officer of First Citicorp Life owned beneficially or had the right to vote any outstanding unit interests of the Subaccounts.

        As of __________ __, 1999, First Citicorp Life owned of record _____% of the outstanding unit interests of the Subaccounts.


                             ADDITIONAL INFORMATION

        Each Subaccount is a subaccount of First Citicorp Life Variable Annuity Separate Account, which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The First Citicorp Life Variable Annuity Separate Account was established by First Citicorp Life as a separate account on July 6, 1994. The mailing address of First Citicorp Life Variable Annuity Separate Account is 666 Fifth Avenue, 3rd Floor, New York, New York 10103.

        The cost of soliciting proxies in the accompanying form, which is expected to be approximately $____________, including the fees of a proxy soliciting agent, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Directors, officers, and regular employees and agents of the First Citicorp Life without compensation therefor. Citibank may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

        The distributor of the Contracts is CFBDS, Inc., 21 Milk Street, Boston, Massachusetts 02109. State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                        SUBMISSION OF CERTAIN PROPOSALS

        Variable Annuity Portfolios is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Contract Holder proposals to be presented at any subsequent meeting of Contract Holders must be received by First Citicorp Life at its office within a reasonable time before the proxy solicitation is made.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                                    By Order of the Board of Directors,


                                    [Name]
                                    [Title]

                                                              February 17, 1999

                                                                    EXHIBIT   A



                            SUB-MANAGEMENT AGREEMENT

                          VARIABLE ANNUITY PORTFOLIOS

        SUB-MANAGEMENT AGREEMENT, dated as of January 22, 1999, by and between Variable Annuity Portfolios, a Massachusetts business trust (the "Trust"), and Mutual Management Corp., a Delaware corporation (the "Subadviser").

                              W I T N E S S E T H:

        WHEREAS, Citibank, N.A. (the "Manager") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSelect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500 (each individually a "Fund" and collectively the "Funds"), and

        WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

        WHEREAS, the Manager has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Funds, and the Subadviser is willing to provide such investment advisory services for the Funds on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

        1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Manager (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to each of the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Funds for the compensation provided by this Agreement.

        2. Duties of the Subadviser. The Subadviser shall provide the Funds and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of each Fund's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 25, 1996, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Fund, and subject, further, to the Subadviser notifying the Manager in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Fund and what portion, if any, of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

        The Subadviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Fund's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Fund as to deliveries of securities and payments of cash for the account of that Fund. The Subadviser will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of a Fund, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

        3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interests and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders in the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance of shares of beneficial interests in the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

        4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Funds pro rata an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Funds allocated to the Subadviser:

                      0.65% on the first $10 million;
                      0.50% on the next $10 million;
                      0.40% on the next $10 million;
                      and 0.30% on remaining assets.

If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

        If in any fiscal year the aggregate expenses of a Fund and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Fund and any fund investing its assets therein, the Trust may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Manager, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Manager pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

        5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interests of a Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Subadviser and its directors and officers.

        6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Manager is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

        7. Activities of the Subadviser. The services of the Subadviser to the Funds are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Funds. It is understood that Trustees, officers, and shareholders of the Trust or the Manager are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Manager and that the Subadviser may be or may become interested in the Trust as a shareholder or otherwise.

        8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until January 22, 2001, on which date it will terminate unless its continuance after January 22, 2001 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Manager or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and
(b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Fund.

        This Agreement may be terminated as to any Fund at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Fund, or (iii) the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Fund at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Trust and the Manager. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Fund shall not terminate this Agreement as it applies to the remaining Funds.

        This Agreement constitutes the entire agreement between the parties and may be amended as to any Fund only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of that Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Fund shall not, without more, amend such term with respect to any other Fund.

        The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

        Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the particular Fund to which a particular obligation relates; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the particular Fund to which a particular obligation relates; and that no other Fund or other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

        The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

         9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

        10. Override Provisions. Notwithstanding any other provision of this Agreement, prior to this Agreement being approved by investors in the Funds in accordance with the 1940 Act, in no event shall the compensation paid to the Subadviser hereunder exceed the amount permitted by Rule 15a-4 under the 1940 Act.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                         MUTUAL MANAGEMENT
on behalf of CitiSelect(R) VIP Folio 200,           CORP.
CitiSelect(R) VIP Folio 300, CitiSelect(R)
VIP Folio 400 and CitiSelect(R) VIP
Folio 500


By: _______________________________                 By:________________________

Title:_____________________________                 Title:_____________________


The foregoing is acknowledged:

Citibank, N.A.

By:_______________________________

Title:_____________________________

                                                                      EXHIBIT B


                            SUB-MANAGEMENT AGREEMENT


                          VARIABLE ANNUITY PORTFOLIOS


        SUB-MANAGEMENT AGREEMENT, dated as of March 1, 1999, by and between Variable Annuity Portfolios, a Massachusetts business trust (the "Trust"), and Salomon Brothers Asset Management Limited, a British limited liability private corporation (the "Subadviser").

                                     W I T N E S S E T H:

        WHEREAS, Citibank, N.A. (the "Manager") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSeLect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500 (each individually a "Fund" and collectively the "Funds"), and

        WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

        WHEREAS, the Manager has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Funds, and the Subadviser is willing to provide such investment advisory services for the Funds on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

        1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Manager (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to each of the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Funds for the compensation provided by this Agreement.

        2. Duties of the Subadviser. The Subadviser shall provide the Funds and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of each Fund's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Fund, and subject, further, to the Subadviser notifying the Manager in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Fund and what portion, if any, of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

        The Subadviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Fund's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Fund as to deliveries of securities and payments of cash for the account of that Fund. The Subadviser will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of a Fund, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

        3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interests and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders in the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance of shares of beneficial interests in the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

        4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Funds pro rata an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Funds allocated to the Subadviser:

                        0.30% on the first $200 million;
                       0.25% on assets over $200 million.

If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

        If in any fiscal year the aggregate expenses of a Fund and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Fund and any fund investing its assets therein, the Trust may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Manager, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Manager pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

        5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interests of a Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Subadviser and its directors and officers.

        6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Manager is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

        7. Activities of the Subadviser. The services of the Subadviser to the Funds are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Funds. It is understood that Trustees, officers, and shareholders of the Trust or the Manager are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Manager and that the Subadviser may be or may become interested in the Trust as a shareholder or otherwise.

        8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until March 1, 2001, on which date it will terminate unless its continuance after March 1, 2001 is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Manager or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Fund.

        This Agreement may be terminated as to any Fund at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Fund, or (iii) the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Fund at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Trust and the Manager. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Fund shall not terminate this Agreement as it applies to the remaining Funds.

        This Agreement constitutes the entire agreement between the parties and may be amended as to any Fund only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of that Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Fund shall not, without more, amend such term with respect to any other Fund.

        The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

        Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the particular Fund to which a particular obligation relates; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the particular Fund to which a particular obligation relates; and that no other Fund or other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

        The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

        9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                         SALOMON BROTHERS ASSET
on behalf of CitiSelect(R) VIP Folio 200,            MANAGEMENT LIMITED
CitiSelect(R) VIP Folio 300, CitiSelect(R)
VIP Folio 400 and CitiSelect(R) VIP
Folio 500


By: _______________________________                 By:________________________

Title:_____________________________                 Title:_____________________


The foregoing is acknowledged:

Citibank, N.A.

By:_______________________________

Title:____________________________

                                                                      EXHIBIT C


                            SUB-MANAGEMENT AGREEMENT


                          VARIABLE ANNUITY PORTFOLIOS


        SUB-MANAGEMENT AGREEMENT, dated as of ______________, 1999, by and between Variable Annuity Portfolios, a Massachusetts business trust (the "Trust"), and Salomon Brothers Asset Management Inc, a Delaware corporation (the "Subadviser").

                              W I T N E S S E T H:

        WHEREAS, Citibank, N.A. (the "Manager") has been retained by the Trust to act as investment adviser to the Trust with respect to the series of the Trust designated as CitiSelect(R) VIP Folio 200, CitiSelect(R) VIP Folio 300, CitiSeLect(R) VIP Folio 400 and CitiSelect(R) VIP Folio 500 (each individually a "Fund" and collectively the "Funds"), and

        WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and

        WHEREAS, the Manager has requested that the Trust engage the Subadviser to provide certain investment advisory services for the Funds, and the Subadviser is willing to provide such investment advisory services for the Funds on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

        1. Appointment of the Subadviser. In accordance with and subject to the Management Agreement between the Trust and the Manager (the "Management Agreement"), the Trust hereby appoints the Subadviser to act as subadviser with respect to each of the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to provide an investment program with respect to the Funds for the compensation provided by this Agreement.

        2. Duties of the Subadviser. The Subadviser shall provide the Funds and the Manager with such investment advice and supervision as the Manager may from time to time consider necessary for the proper supervision of such portion of each Fund's investment assets as the Manager may designate from time to time. Notwithstanding any provision of this Agreement, the Manager shall retain all rights and ultimate responsibilities to supervise and, in its discretion, conduct investment advisory activities relating to the Trust. The Subadviser shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated October 18, 1996, and By-laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, the then-current Registration Statement of the Trust with respect to that Fund, and subject, further, to the Subadviser notifying the Manager in advance of the Subadviser's intention to purchase any securities except insofar as the requirement for such notification may be waived or limited by the Manager, it being understood that the Subadviser shall be responsible for compliance with any restrictions imposed in writing by the Manager from time to time in order to facilitate compliance with the above-mentioned restrictions and such other restrictions as the Manager may determine. Further, the Manager or the Trustees of the Trust may at any time, upon written notice to the Subadviser, suspend or restrict the right of the Subadviser to determine what securities shall be purchased or sold on behalf of a Fund and what portion, if any, of the assets of a Fund allocated by the Manager to the Subadviser shall be held uninvested. The Subadviser shall also, as requested, make recommendations to the Manager as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to a Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust or the Manager at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Subadviser thereof in writing, the Subadviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

        The Subadviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for each Fund's account with the brokers or dealers selected by it, and to that end the Subadviser is authorized as the agent of the Trust to give instructions to the custodian and any subcustodian of a Fund as to deliveries of securities and payments of cash for the account of that Fund. The Subadviser will advise the Manager on the same day it gives any such instructions. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. In making purchases or sales of securities or other property for the account of a Fund, the Subadviser may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. The Board of Trustees of the Trust, in its discretion, may instruct the Subadviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

        3. Allocation of Charges and Expenses. The Subadviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 2 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "interested persons" of the Trust; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interests and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders in the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the issuance of shares of beneficial interests in the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

        4. Compensation of the Subadviser. For the services to be rendered by the Subadviser hereunder, the Trust shall pay to the Subadviser from the assets of the Funds pro rata an investment subadvisory fee, accrued daily and paid monthly, at an annual rate equal to the percentages specified below of the aggregate assets of all Funds allocated to the Subadviser:

                        0.45% on the first $100 million;
                   0.40% on assets in excess of $100 million

If the Subadviser serves as investment subadviser for less than the whole of any period specified in this Section 4, the compensation to the Subadviser shall be prorated.

        If in any fiscal year the aggregate expenses of a Fund and any fund investing its assets therein (including fees pursuant to the Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over that Fund and any fund investing its assets therein, the Trust may deduct from the fees to be paid hereunder, or the Subadviser will bear such excess expense on a pro-rata basis with the Manager, in the proportion that the subadvisory fee payable pursuant to this Agreement bears to the fee payable to the Manager pursuant to the Management Agreement, to the extent required by state law. The Subadviser's obligation pursuant hereto will be limited to the amount of its fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

        5. Covenants of the Subadviser. The Subadviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interests of a Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Subadviser and its directors and officers.

        6. Limitation of Liability of the Subadviser. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 6, the term "Subadviser" shall include directors, officers and employees of the Subadviser as well as the Subadviser itself. The Manager is expressly made a third party beneficiary of this Agreement, and may enforce any obligations of the Subadviser under this Agreement and recover directly from the Subadviser for any liability the Subadviser may have hereunder.

        7. Activities of the Subadviser. The services of the Subadviser to the Funds are not to be deemed to be exclusive, the Subadviser being free to render investment advisory and/or other services to others, including accounts or investment management companies with similar or identical investment objectives to the Funds. It is understood that Trustees, officers, and shareholders of the Trust or the Manager are or may be or may become interested in the Subadviser, as directors, officers, employees, or otherwise and that directors, officers, and employees of the Subadviser are or may become similarly interested in the Trust or the Manager and that the Subadviser may be or may become interested in the Trust as a shareholder or otherwise.

        8. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, and shall govern the relations between the parties hereto thereafter and shall remain in force until ____________, 2001, on which date it will terminate unless its continuance after ____________, 2001 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Manager or of the Subadviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of each Fund.

        This Agreement may be terminated as to any Fund at any time without the payment of any penalty by (i) the Trustees, (ii) the "vote of a majority of the outstanding voting securities" of that Fund, or (iii) the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement may be terminated as to any Fund at any time without the payment of any penalty by the Subadviser on not less than 90 days' written notice to the Trust and the Manager. This Agreement shall automatically terminate in the event of its "assignment." Termination of this Agreement as to any Fund shall not terminate this Agreement as it applies to the remaining Funds.

        This Agreement constitutes the entire agreement between the parties and may be amended as to any Fund only if such amendment is approved by the Subadviser and the "vote of a majority of the outstanding voting securities" of that Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act). Amendment of any term of this Agreement with respect to any single Fund shall not, without more, amend such term with respect to any other Fund.

        The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

        Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the particular Fund to which a particular obligation relates; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the particular Fund to which a particular obligation relates; and that no other Fund or other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

        The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust under the Declaration, and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

        9. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts provided, however, that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rules or regulations of the Securities and Exchange Commission thereunder.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

VARIABLE ANNUITY PORTFOLIOS                         SALOMON BROTHERS ASSET
on behalf of CitiSelect(R) VIP Folio 200,            MANAGEMENT INC
CitiSelect(R) VIP Folio 300, CitiSelect(R)
VIP Folio 400 and CitiSelect(R) VIP
Folio 500


By: _______________________________                 By:________________________

Title:_____________________________                 Title:_____________________


The foregoing is acknowledged:

Citibank, N.A.

By:_______________________________

Title:_____________________________

                                                                      EXHIBIT D

 Deleted text is marked through [bracketed for filing purposes] and added text appears in italics [[double brackets for filing purposes]].


               FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE
                             AMENDED UNDER ITEM 5.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, except that the Fund may invest all or substantially all of its [investable] assets in [another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio").] [[one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that the Fund may invest all or substantially all of its [investable] assets in [a Qualifying Portfolio.] [[one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.]]

        (6) Underwrite securities issued by other persons, except that all the assets of the Fund may be invested in [a Qualifying Portfolio] [[one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act,]] and except insofar as the Fund may technically by deemed an underwriter under the Securities Act in selling a security.

                                                                      EXHIBIT E


 Deleted text is marked through [bracketed for filing purposes] and added text appears in italics [[double brackets for filing purposes]].


               FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE
                             AMENDED UNDER ITEM 7.

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed [(nor] [[; or]] purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value[)]. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

        (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements, [[fixed time deposits]] or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund[, except] [[; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further]] that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state)[, except] [[; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further]] that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry[[, except that positions in futures contracts shall not be subject to this restriction]].

           (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

        (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business ([the Fund] [[the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund]] reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

        For CitiFunds Small Cap Growth VIP Portfolio only:
        (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder[, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above].

        For CitiSelect VIP Folios 200-500 only:
        (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder[, provided that collateral arrangements with respect to options, futures contracts, and options on futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction and except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above].

                                                                       APPENDIX


                          PRELIMINARY PROXY MATERIALS
                              NOT FOR DISTRIBUTION

PROXY CARD                                                       PROXY CARD

                    CITISELECT(R) VIP FOLIO 200 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 300 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 400 SUBACCOUNT,
                   CITISELECT(R) VIP FOLIO 500 SUBACCOUNT AND
                   CITIFUNDSSM SMALL CAP GROWTH VIP PORTFOLIO
                                   SUBACCOUNT
                                       OF
             FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT,
          A SEPARATE ACCOUNT OF FIRST CITICORP LIFE INSURANCE COMPANY

                         A PROXY FOR A SPECIAL MEETING
                  OF CONTRACT HOLDERS TO BE HELD APRIL 9, 1999

        The undersigned owner of a variable annuity contract issued by First Citicorp Life Insurance Company (First Citicorp Life) with unit interests in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount or CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, a subaccount of First Citicorp Life Variable Annuity Separate Account, revoking all Proxies heretofore given, hereby appoints each of ______________ and ______________, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all unit interests (Units) in the Subaccounts which the undersigned is entitled to vote at the Special Meeting of Contract Holders to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, April 9, 1999 at 9:00 a.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE.

THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN



2. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

3. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

4. To instruct First Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

5. To instruct First Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

6. To instruct First Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

7. To instruct First Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

8. To instruct First Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

9. To instruct First Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN


THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR TO INSTRUCT FIRST CITICORP LIFE TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    -----------------------------------
                                    Signature of Contract Holder



NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

BALLOT                                                                BALLOT

                    CITISELECT(R) VIP FOLIO 200 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 300 SUBACCOUNT,
                    CITISELECT(R) VIP FOLIO 400 SUBACCOUNT,
                   CITISELECT(R) VIP FOLIO 500 SUBACCOUNT AnD
                   CITIFUNDSSM SMALL CAP GROWTH VIP PORTFOLIO
                                   SUBACCOUNT
                                       OF
             FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
          A SEPARATE ACCOUNT OF FIRST CITICORP LIFE INSURANCE COMPANY

                       INSTRUCTIONS FOR A SPECIAL MEETING
                  OF CONTRACT HOLDERS TO BE HELD APRIL 9, 1999

        The undersigned, a participant in a Variable Annuity Contract issued by First Citicorp Life Insurance Company (First Citicorp Life), revoking all Proxies heretofore given, hereby instructs the holder of the Contract (known as the Contract Holder) to vote its unit interests (Units) in CitiSelect(R) VIP Folio 200 Subaccount, CitiSelect(R) VIP Folio 300 Subaccount, CitiSelect(R) VIP Folio 400 Subaccount, CitiSelect(R) VIP Folio 500 Subaccount and CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, each a Subaccount of the First Citicorp Life Variable Annuity Separate Account, which are attributable to the undersigned's participation in the Contract and which the Contract Holder is entitled to vote at the Special Meeting of Contract Holders of the Subaccount to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York at 9:00 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF DIRECTORS OF FIRST CITICORP LIFE RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Mutual Management Corp. and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN



2. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Limited and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

3. To instruct First Citicorp Life to vote with respect to the approval of a Sub-Management Agreement between Salomon Brothers Asset Management Inc and Variable Annuity Portfolios with respect to CitiSelect VIP Folios 200-500

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

4. To instruct First Citicorp Life to vote with respect to approval of an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

5. To instruct First Citicorp Life to vote with respect to the approval of an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

6. To instruct First Citicorp Life to vote on authorizing the Trustees of the Funds to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

7. To instruct First Citicorp Life to vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

8. To instruct First Citicorp Life to elect Heath B. McLendon as a Trustee of the Funds

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______VOTE FOR the nominee listed above           ______VOTE WITHHELD

9. To instruct First Citicorp Life to vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for each Fund

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 200 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 300 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 400 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiSelect(R) VIP Folio 500 Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN

        I instruct First Citicorp Life to vote my Units in CitiFundsSM Small Cap Growth VIP Portfolio Subaccount, if any:

        ______FOR                   ______AGAINST         ______ABSTAIN




THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE VARIABLE ANNUITY CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT FIRST CITICORP LIFE TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    -----------------------------------
                                    Signature of Participant

                                    -----------------------------------
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.